                                                                   EXHIBIT 10.27

                          INVESTMENT ADVISORY AGREEMENT

                                     between

                                      CABOT
                               (As Defined Herein)

                                       and

                              RREEF AMERICA L.L.C.,
                      a Delaware limited liability company

                             DATED: DECEMBER 7, 2001

                                TABLE OF CONTENTS

                                                                                        Page

ARTICLE I             DEFINED TERMS.......................................................1

         Section 1.1       Definitions....................................................1

ARTICLE II            TERM................................................................7

         Section 2.1       Appointment and Term of Advisor................................7

ARTICLE III           LIABILITY AND INDEMNIFICATION.......................................7

         Section 3.1       Liability and Indemnification..................................7

ARTICLE IV            MANAGEMENT OF CABOT; POWERS OF THE ADVISOR..........................7

         Section 4.1       Management By Advisor..........................................7

         Section 4.2       Property Management...........................................11

         Section 4.3       Investment Opportunities......................................11

         Section 4.4       Budgets.......................................................12

         Section 4.5       Removal of Advisor............................................12

         Section 4.6       Compensation and Reimbursement of Cabot and their Affiliates..13

         Section 4.7       Representations, Warranties and Covenants of Cabot............13

ARTICLE V             BOOKS AND RECORDS, ACCOUNTING, REPORTS, TAX
                      ELECTIONS, ETC.....................................................14

         Section 5.1       Books and Records.............................................14

         Section 5.2       Accounting Basis and Fiscal Year..............................14

         Section 5.3       Reports.......................................................15

         Section 5.4       Periodic Reports to Cabot.....................................15

         Section 5.5       Independent Audit or Review...................................15

         Section 5.6       Bank Accounts.................................................16

         Section 5.7       Designation of Tax Matters Member.............................16

         Section 5.8       Required Exculpatory Provisions...............................17

         Section 5.9       Compliance With Applicable Policies...........................17

         Section 5.10      Advisor Personnel.............................................18

         Section 5.11      Notice of Proceedings.........................................18

         Section 5.12      No Affiliate Benefits.........................................18

         Section 5.13      Environmental and Industrial Hygiene Compliance...............18

ARTICLE VI            MISCELLANEOUS PROVISIONS...........................................19

                                TABLE OF CONTENTS
                                   (continued)

                                                                                       Page
         Section 6.1       Applicable Law................................................19

         Section 6.2       Attorneys' Fees...............................................19

         Section 6.3       Binding Provisions............................................19

         Section 6.4       Complete Agreement; Amendment.................................19

         Section 6.5       Counterparts..................................................19

         Section 6.6       Fees and Commissions..........................................19

         Section 6.7       Execution of Other Documents..................................19

         Section 6.8       Severability..................................................19

         Section 6.9       Survival of Indemnity Obligations.............................20

         Section 6.10      Waiver........................................................20

         Section 6.11      Terminology...................................................20

         Section 6.12      Appraisal.....................................................20

         Section 6.13      Equitable Remedies............................................20

         Section 6.14      Remedies Cumulative...........................................20

         Section 6.15      Representation of Authority...................................21

         Section 6.16      Construction..................................................21

         Section 6.17      Calwest Agreement.............................................21

         Section 6.18      Exhibits......................................................21

                                LIST OF EXHIBITS
                                ----------------

Exhibit A         Program Guidelines

Exhibit B         Fees to Advisor or Affiliates

Exhibit C         CalPERS' Legal Issues Guidelines

Exhibit D         Form of Management Agreement

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

         THIS INVESTMENT ADVISORY AGREEMENT is dated as of December 7, 2001 (the "Effective Date"), by and between those parties listed on Schedule 1 attached
                                                          ----------
hereto and made a part hereof (collectively, "Cabot"), with offices at c/o
RREEF America L.L.C., 101 California Street, 26th Floor, San Francisco, California 94111-5853 and RREEF AMERICA L.L.C. , a Delaware limited liability ("Advisor" or "RREEF"), with offices at 101 California Street, 26th Floor, San Francisco, California 94111-5853.

                                    RECITALS
                                    --------

         A. WHEREAS, Cabot is the owner of the Properties (as such term is defined below);

         B. WHEREAS, pursuant to that certain Cabot Industrial Trust Minutes of Special Meeting of the Board of Trustees, dated as of December 17, 2001, the Board of Trustees of the Cabot Trust (the "Trustees") resolved to negotiate and enter into an investment advisory agreement between Cabot and Advisor with respect to the period of time from and after the acquisition of Cabot by Calwest on December 7, 2001;

         C. WHEREAS Cabot now wishes to engage Advisor to serve as the investment advisor for the Properties and perform the services set forth herein, and Advisor is willing to accept such engagement, all upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and the mutual covenants herein contained, the parties hereto agree as follows:

                                     ARTICLE I

                                  DEFINED TERMS
                                  -------------

         Section 1.1   Definitions. The following terms used in this Agreement,
                       -----------
unless the context otherwise requires, shall have the meanings specified in this Section 1.1:

         "Accountant" means the firm of independent certified public accountants
          ----------
selected by the Advisor from the list of such accountants Approved by Cabot for the purpose of preparing the tax returns and financial reports for Cabot.

         "Advisor" shall mean RREEF in its capacity as advisor of Cabot and any
          -------
additional or successor advisor appointed pursuant to this Agreement.

         "Advisory Agent" shall have the meaning set forth in Section 4.2.
          --------------

         "Affiliate" or "Affiliated Person" means, when used with reference to a
          ---------
specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person, (b) any Person that is an executive officer or board member of, partner in or trustee of, member of or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner, member or trustee, or with respect to which the specified Person serves in a similar capacity, (c) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities, (d) any parent, child, brother, sister or spouse of the specified Person or (e) any trust established by the specified Person for the benefit of any such relative or spouse of such Person. "Affiliate" or "Affiliated Person" of Cabot or RREEF does not include a Person who is a partner in a partnership or a joint venture with Cabot or any other Affiliated Person if such Person is not otherwise an Affiliate or Affiliated Person of Cabot or RREEF.

         "Agreement" means this Investment Advisory Agreement as originally
          ---------
executed and as amended in writing from time to time.

         "Annual Investment Plan" shall have the meaning set forth in Section
          ----------------------
4.1(b)(i).

         "Approved by Cabot" means those matters or decisions set forth in this
          -----------------
Agreement that have been approved by Cabot.

         "Bankruptcy" means, with reference to Cabot or Advisor:
          ----------

               (a) the entry of an order for relief (or similar court order) against Cabot which authorizes a case brought under Chapter 7, 11 or 13 of Title 11 of the United States Code (or successors to such Chapters and Title) to proceed;

               (b) the commencement of a federal, state or foreign bankruptcy, insolvency, reorganization, arrangement or liquidation proceeding by Cabot or Advisor;

               (c) the commencement of a federal, state or foreign bankruptcy, insolvency, reorganization, arrangement or liquidation proceeding against Cabot or Advisor if such proceeding is not dismissed within 120 days after the commencement thereof;

               (d) the entry of a court decree or court order which remains unstayed and in effect for a period of 120 consecutive days:

                       (i) adjudging Cabot or Advisor insolvent under any federal, state or foreign law relating to bankruptcy, insolvency, reorganization, arrangement, liquidation, receivership or the like;

                       (ii) approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, Cabot or Advisor or its properties under any federal, state or foreign law relating to insolvency, reorganization, arrangement, liquidation, receivership or the like;

                       (iii) appointing a receiver, liquidator, assignee, trustee, conservator, or sequester (or other similar official) of Cabot or Advisor, or of all, or of a substantial part, of Cabot's or Advisor's properties; or

                       (iv) ordering the winding up, dissolution or liquidation of the affairs of Cabot or Advisor;

               (e) the Consent by Cabot or Advisor to the institution against it of any proceeding of the type described in subsection (a), (b), (c) and (d);

               (f) the Consent by Cabot or Advisor to the appointment of a receiver, liquidator, assignee, trustee, conservator or sequester (or other similar official) of Cabot or Advisor, or of all, or of a substantial part, of its properties;

               (g) the making by Cabot or Advisor of an assignment for the benefit of creditors; or

               (h) the admission in writing by Cabot or Advisor of its inability to pay its debts generally as they come due.

         "Budget" means a statement setting forth the estimated receipts and
          ------
expenditures (capital, operating and other) of Cabot for the period covered by such statement prepared in accordance with a format Approved by Cabot. A separate budget shall be prepared individually for each Project and for the portfolio of Projects on a consolidated basis. A copy of each budget shall be provided to Cabot for information purposes only and need not be Approved by Cabot except for those matters set forth in Section 4.4 hereof.

         "Budget Year" means the 12-month period commencing January 1 and ending
          -----------
December 31.

         "Cabot Approved Form" shall have the meaning set forth in Section 4.2.
          -------------------

         "CalPERS" means the State of California Public Employees' Retirement
          -------
System, a unit of the State and Consumer Services Agency of the State of California.

         "Calwest" means Calwest Industrial Properties, LLC, a California
          -------
limited liability company.

         "Capital Expenditures" means repairs or improvements to a Project
          --------------------
undertaken by Cabot that should be capitalized under generally accepted accounting principles.

         "Capital Transaction" means the sale, exchange or disposition of a
          -------------------
Project, or casualty damage to or condemnation of a Project or any part thereof.

         "Cash Available for Distribution" means, for any monthly period during
          -------------------------------
the Term, Revenues (excluding Distributable Proceeds from Capital Transactions and/or Distributable Proceeds from Financings) for such period in excess of Operating Expenses for such period.

         "Claims" shall have the meaning set forth in Section 3.1 hereof.
          ------

         "Code" means the Internal Revenue Code of 1986, as amended (or any
          ----
corresponding provision of any succeeding law).

         "Cabot Debt" means any indebtedness for borrowed money incurred by
          ----------
Cabot from third party creditors.

         "Consent" means a prior written consent.
          -------

         "Core Project" shall mean either a warehouse Project, manufacturing
          ------------
Project, office showroom Project, flex space Project or R & D Project. Such classifications presently correspond to the NCREIF classifications for industrial properties. Such classifications may change with the agreement of the parties as the NCREIF classifications change.

         "Distributable Proceeds from Capital Transactions" means all cash
          ------------------------------------------------
receipts to Cabot arising from a Capital Transaction less (a) the amount of cash paid or to be paid by Cabot in connection with expenses associated with such Capital Transaction (which shall include, with regard to damage recoveries or insurance or condemnation proceeds, cash paid or to be paid in connection with repairs, replacements or renewals, relating to damage to or partial condemnation of the Project); (b) the amount of cash required by any lender or creditor to be applied to the payment of debts and obligations of Cabot arising from or otherwise related to such Capital Transaction or to which the Project is subject or which are otherwise then due; (c) the normal and reasonable costs and expenses arising from such transactions including, without limitation, escrow fees, title insurance fees, professional fees, brokerage commissions and Disposition Fees (as defined in Exhibit H); and (d) the amount considered
                                ---------
appropriate by the Advisor to retain as Reserves.

         "Distribution" means, when used with reference to Cabot, any cash
          ------------
payment or the Fair Market Value of any property distributed to Cabot, regardless of the source of the funds used for such payments.

          "Extraordinary Cash Flow" means any Distributable Proceeds from
           -----------------------
Capital Transactions and/or Distributable Proceeds from Financings.

         "Fair Market Value" means as to any Project, the price at which a
          -----------------
willing seller would sell and a willing buyer would buy such Project in an arm's-length transaction without time constraints, having reference to factors including but not limited to prices paid for comparable properties, cash flow, earnings, and prospects for future earnings and cash flow. The determination of the Fair Market Value of a Project shall be conclusively established by reference to the most recent annual independent appraisal for such Project obtained by Cabot as part of its annual appraisal of all properties in its portfolio (the "Initial Appraisal"), or if the Project has not yet been so appraised, then by reference to its purchase price. Cabot may, at its own expense, obtain another appraisal using an appraiser from the list of Cabot's Approved appraisers. The election to obtain another appraisal must be made within 15 days of the event triggering the determination of the Project's Fair Market Value. If a second appraisal is obtained by Cabot, and that appraisal does not differ from the Initial Appraisal by more than 5%, then the average of the two appraisals shall be considered the Fair Market Value of the Project. If the second appraisal differs from the Initial Appraisal by more than 5%, the two appraisers shall meet and determine the Fair Market Value of the Project. If the two appraisers cannot agree upon a value within 30 days of the date of the last appraisal, they shall select a third appraiser, at Cabot's cost, from the list of Cabot's Approved appraisers within 30 days of the date of the last appraisal. If Cabot obtains second appraisals or if a third appraiser is selected by the two other appraisers, the average of the three appraisals shall be considered the Fair Market Value of the Project; provided, however, if the lowest appraisal and/or the highest appraisal differs by more than 5% of the middle appraisal, then such low and/or high appraisal shall be disregarded and the average of the remaining appraisals or the remaining appraisal if both are disregarded shall be considered the Fair Market Value of the Project.

         "Financing" means any secured or unsecured financing or borrowing or
          ---------
assumption of debt (if no taxable gain is recognized by Cabot for federal income tax purposes), including any refinancing of existing debt.

         "Fiscal Month" means each of the calendar months comprising Cabot's
          ------------
Fiscal Year.

         "Fiscal Quarter" means each of the calendar quarters comprising Cabot's
          --------------
Fiscal Year.

         "Fiscal Year" means the fiscal year of Cabot commencing January 1 and
          -----------
ending on December 31.

         "For Cause Removal Event" shall have the meaning set forth in Section
          -----------------------
4.5.

         "Hazardous Materials" shall have the meaning set forth in Section 5.13.
          -------------------

         "Improvements" means the buildings, parking areas and other amenities
          ------------
and improvements constructed on the land at a particular Project.

         "Indemnitees" shall have the meaning set forth in Section 3.1 hereof.
          -----------

         "IRS" shall mean the Internal Revenue Service.
          ---

         "Land" shall have the meaning set forth in Exhibit A.
          ----                                      ---------

         "Management Agreement" shall have the meaning set forth in Section 4.2.
          --------------------

          "Net Asset Value" shall have the meaning set forth in Exhibit H.
           ---------------                                      ---------

         "Notification" means a written notice or any other receipt, containing
          ------------
the information required by this Agreement to be communicated to any Person, sent by registered or certified mail, postage prepaid, or by overnight courier or telecopy (provided a telecopy is followed (by no later than the next business day) by confirmation that the telecopy transmission was "good" by one of the other methods specified herein for Notification) delivery to such Person at the last known address of such Person or by hand delivery and shall be deemed given three (3) days following the date of mailing if by certified or registered mail, the next business day after it is marked if by overnight courier and concurrently upon receipt of a telecopy transmission so long as the confirmation specified above is timely given.

         "Operating Expenses" means the sum of the following cash expenditures
          ------------------
of, or reserves established by, Cabot relating to the operation of the Projects:
(a) all costs incurred in the ownership and operation of the Projects; (b) all other operating expenses permitted under this Agreement or Approved by Cabot;
(c) regularly scheduled payments of interest and/or principal under Cabot Debt; and (d) the Reserves established by the Advisor to meet the anticipated current and future operating needs of Cabot.

         "Person" means any individual, partnership, limited liability company,
          ------
corporation, cooperative, trust, estate, government (or any branch or agency thereof) or other entity.

         "Prime Rate" means the rate announced from time to time by Citibank,
          ----------
N.A., New York, New York, as its "prime rate".

         "Program Guidelines" means the agreed-upon parameters of the Advisor's
          ------------------
discretion to acquire, develop, manage and sell one or more Projects on behalf of Cabot without the requirement to obtain Cabot's Consent, as may be amended from time-to-time by Cabot after consultation with and Notification to RREEF. Conversely, decisions outside of the Program Guidelines require Cabot's Consent. The initial Program Guidelines are attached hereto as Exhibit A.
                                                      ---------

         "Project" means Cabot's interest in real property, the primary use of
          -------
which is "industrial uses" (e.g., warehouse, manufacturing, office showroom, R & D and flex space properties), including Land, together with all Improvements thereon and all real and personal property rights associated therewith, either owned by Cabot, or to be owned by Cabot, that meets the requirements of Cabot's Investment Objectives and Policies and the Program Guidelines (or met them on the date Cabot made a binding commitment to acquire such property) or has otherwise been approved by Cabot in accordance with this Agreement. If so dictated by transfer, income and/or property tax or other considerations, ownership of a Project may also be held indirectly by Cabot through ownership interests in partnerships, limited liability companies, corporations or another legal entity that owns property meeting the above criteria, or by RREEF and/or Cabot directly as nominee for Cabot.

         "Properties" means all of the real property, and the buildings situated
          ----------
thereon, which is owned by Cabot during the term of this Agreement, including that listed on Schedule 2 attached hereto and made a part hereof (the
               ----------
"Properties").

         "Qualifying Opportunity" shall have the meaning set forth in Section
          ----------------------
4.3.

         "Reserves" means the amount of funds set aside for, or amounts
          --------
allocated during any period to, reasonable reserves for Operating Expenses, contingent liabilities, working capital (not to exceed $100,000), and to pay taxes, insurance, debt service, or extraordinary or unanticipated operating costs or expenses incident to the ownership or operation of the Project established pursuant to the Management Agreement or otherwise required by any mortgagee or deemed reasonably necessary by the Advisor to meet the current or anticipated future operating needs of Cabot.

         "Revenues" means revenues and receipts of every kind including, but not
          --------

limited to, revenue and receipts (from both cash and credit transactions) from rental of space of every kind; license, lease and concession fees and rentals (not including gross receipts of licensees, lessees and concessionaires); and proceeds, if any, from business interruption or other loss of income insurance; but excluding (a) any payments received as deposits until such funds are actually applied as part of the rentals, fees or charges due and (b) Distributable Proceeds from Capital Transactions or Distributable Proceeds from Financings.

         "Tax Year" shall mean the Fiscal Year.
          --------

         "Term" shall have the meaning set forth in Section 2.1 hereof.
          ----

          "Without Cause Removal Event" shall have the meaning set forth in
           ---------------------------
Section 4.5(b).

                                    ARTICLE II

                                      TERM
                                      ----

         Section 2.1   Appointment and Term of Advisor. Cabot hereby engages
                       -------------------------------
RREEF as the investment advisor of Cabot upon the terms and conditions herein stated, for a term beginning on the Effective Date and ending on December 31, 2002 ("Initial Term"), unless sooner terminated in accordance with Section 4.5 hereof. Thereafter, the Initial Term of this Agreement shall expire, provided, however, that Cabot shall have the right to extend the Initial Term, upon the terms and conditions herein stated, for an additional successive twelve (12) month period ("Term") by providing thirty (30) days' prior written notice to Advisor (the "Right to Extend"). Thereafter, Cabot shall have the Right to Extend at the end of each successive Term in accordance with the terms of the preceding sentence.

                                    ARTICLE III

                          LIABILITY AND INDEMNIFICATION
                          -----------------------------

         Section 3.1   Liability and Indemnification.
                       -----------------------------

               (a) Neither Cabot nor Advisor (or any partner, director, shareholder, officer or employee of any said party, direct or indirect) shall be liable to the other for any act or omission performed or omitted by it in respect of this Agreement unless such action or omission constitutes gross negligence, fraud or willful misconduct or a breach of Cabot's or Advisor's obligations under this Agreement. This Section 3.1(a) shall survive the termination of this Agreement.

               (b) Cabot shall defend, indemnify and hold Advisor and its respective partners, officers, directors, shareholders, agents and employees (collectively, "Indemnitees") harmless from and against any third party claims, demands, losses, damages, liabilities or costs and expenses, including, without limitation, attorneys' fees and court costs (collectively, "Claims") suffered or incurred by any of them by reason of their actions or omissions pursuant to this Agreement, other than those suffered or incurred by reason of such Indemnitee's willful misconduct, fraud, gross negligence or breach of Cabot's or Advisor's obligations under this Agreement. This Section 3.1(b) shall survive the termination of this Agreement.

                                    ARTICLE IV

                              MANAGEMENT OF CABOT;
                              POWERS OF THE ADVISOR
                              ---------------------

         Section 4.1   Management By Advisor.
                       ---------------------

               (a) The overall management and control of the business and affairs of Cabot shall be vested in the Advisor, subject to the supervision of Cabot as provided herein. Except for those matters required to be Approved by Cabot, all decisions with respect to the management of Cabot made by the Advisor shall be binding on Cabot. RREEF is hereby appointed Advisor of Cabot and in that capacity, RREEF, on behalf of Cabot, shall (i) in good faith have the right to take such actions and execute such documents, instruments and other writings as necessary or desirable in order to implement its duties under this Agreement, and (ii) in good faith, use its best efforts to conduct or cause to be conducted the ordinary and usual business and affairs of Cabot as required, and as limited, by this Agreement, including taking the following actions:

                       (i) cause Cabot to acquire, manage and sell Projects and arrange Financings, in accordance with the Investment Objectives and Policies, the Program Guidelines, the Annual Investment Plan and this Agreement;

                       (ii) coordinate with each Advisory Agent in the performance of the Advisory Agent's duties under the Management Agreement for a Project, including implementing the Budget with respect to such Project;

                       (iii) protect and preserve the interest of Cabot with respect to each Project and other assets owned by Cabot and use diligent efforts to comply with all applicable laws and regulations and any agreements of Cabot;

                       (iv) keep all books of account and other records of Cabot;

                       (v) to the extent not coordinated by a Advisory Agent, coordinate the services of all supervisors, architects, engineers, accountants, attorneys and other persons necessary or appropriate to carry out the business of Cabot;

                       (vi) maintain all funds of Cabot in a Cabot account in a bank or banks;

                       (vii) comply with all policies of insurance insuring Cabot in accordance with Cabot's policies and procedures;

                       (viii) institute or defend litigation; provided that Cabot shall be apprised of any matter in which the amount in controversy exceeds $50,000;

                       (ix) perform other normal business functions and otherwise operate and manage the business affairs of Cabot in accordance with and as limited by this Agreement; and

                       (x) perform all other obligations provided elsewhere in this Agreement to be performed by the Advisor.

               (b)     Advisor acknowledges that in the performance of its

services under this Agreement, in its fiduciary capacity, Advisor shall at all times discharge its obligations under this Agreement strictly in accordance with the standards of conduct applicable to a plan fiduciary as set forth in the California Constitution Article XVI, section 17 and California Government Code section 20151.

               (c) In accord with the Program Guidelines, the Advisor shall undertake the following specific responsibilities, subject to any approvals that may be required by Cabot:

                       (i) No earlier than 60 days but no later than 30 days prior to the beginning of Cabot's Fiscal Year, prepare an annual strategic plan with a 3-year forecast of operating performance, hold/sell analyses and competitive market update for Cabot's Projects in a format approved by Cabot.
No earlier than 30 days but no later than 15 days prior to the beginning of Cabot's Fiscal Year, prepare and present to Cabot an annual investment plan ("Annual Investment Plan") which identifies attractive investment markets and describes how the Advisor will endeavor to obtain the investment return objectives based upon the established Program Guidelines. The Annual Investment Plan will also identify types of New Project investment opportunities or development and construction of New Projects and specify the amount of capital that may be required from Cabot to invest in such opportunities. Representatives of Cabot will then review the Annual Investment Plan and meet with representatives of the Advisor to discuss it ("New Project(s)"). Thereafter, Cabot will then either approve the Annual Investment Plan or request that the Advisor revise it for Cabot's subsequent review and approval.

                       (ii) Prepare and package an investment proposal, in a format consistent within agreed specifications, for presentation to Cabot for review and for the Approval of Cabot, in the event that the Advisor desires to present a Project investment proposal which falls outside of the established Program Guidelines. If a Project investment proposal falls within the Program Guidelines but outside of the Annual Investment Plan, Cabot shall receive Notification of such proposal.

                       (iii) Select, underwrite, negotiate and coordinate closing and funding of investment opportunities in New Projects consistent with the of Program Guidelines or later approvals.

                       (iv) Provide various asset management services for the Projects with discretion to execute leasing decisions, capital expenditure programs and selection of property management and leasing agents.

                       (v) Comply with Cabot's periodic performance reporting and accounting requirements set forth in Section 5.4.

                       (vi) Periodically review and monitor the Projects to determine whether (i) sales opportunities exist and the timing of such sales for properties within the portfolio and (ii) to prohibit a sale of a property within the portfolio. Once a Project has been determined by the Advisor to be a sales candidate, the Advisor shall have responsibility to market and sell the designated Project based upon the Program Guidelines. The listing broker, if a non-Affiliate of the Advisor, must be included in a list of brokerage companies Approved by Cabot. The Advisor may be required to market and sell a Project at any time at the sole discretion and determination of Cabot.

                       (vii) Attend periodic meetings with Cabot to discuss investment opportunities in New Projects, performance monitoring of individual Projects and/or the portfolio of Projects, the status of asset management by the Advisory Agents, and the research material generated within the Advisor's own firm or research materials obtained from third party research and marketing firms. Reporting functions may include submission by hard-copy and computer disk files utilizing software acceptable and compatible to those utilized by Cabot.

                       (viii) Conduct in-depth analysis, financial reviews, background checks, and due diligence reviews on prospective Projects, Project developers, general partners, co-investment structures, and on any development/construction Projects that the Advisor determines Cabot should consider for investment.

                       (ix) Prepare industry/market analyses as requested and directed by Cabot.

                       (x) Use all reasonable efforts to ensure that Cabot's purchase and sale agreements comply with the legal issue guidelines attached hereto as Exhibit C. The Advisor may depart from the legal guidelines in a
          ---------
particular transaction using its reasonable judgment. The cost of Cabot's in-house legal counsel and Cabot-assigned outside contract counsel shall be paid by Cabot. Cabot shall use Cabot's risk management services, including its insurance and environmental risk management policies.

                       (xi) Undertake other duties and services as may be required by Cabot that are consistent with and contemplated by the foregoing, included, but not limited to, special projects.

                       (xii) Keep Cabot informed of all facts, information, projections or other matters which could be reasonably expected to have a material adverse impact, (such as a condemnation, casualty, emergency repair, environmental, deviations from a Budget, etc.) upon the operations or development of a Project, or on the economic interests of Cabot. For purposes of the preceding sentence "material" shall mean any matter which may result in a cost or loss of more than $100,000, unless such matter is specifically contained in the current Budget for the operation of the applicable Project. The Advisor further agrees to provide to Cabot all information relating to Cabot which Cabot reasonably requests.

               (d) Notwithstanding anything to the contrary contained in this Agreement, or a Management Agreement, no act shall be taken or sum expended or obligation incurred by Cabot or any Advisor, or anyone on their behalf, with respect to any of the following matters, unless such matter has been Approved by Cabot:

                       (i) obtaining any Financing, or any material modification to any existing Financing, including any increase in the principal amount, interest rate, or the extension of the maturity date of an existing Financing;

                       (ii) commencing any new construction or capital improvement on a Project with respect to an uninsured loss costing in excess of $250,000 and not otherwise contained in the Budget;

                       (iii) entering into any material contract or other agreement relating to goods or services to be provided to a Project that cannot be cancelled on less than 90 days notice without penalty to Cabot;

                       (iv) approving the appointment of a successor or an additional Advisor;

                       (v) entering into any contract or transaction with an Affiliate not otherwise specifically permitted in this Agreement;

                       (vi)    selecting or changing any attorneys,
environmental consultants, structural engineers or the Accountant, except from those included on a list of such professionals Approved by Cabot or selected by Cabot; provided that such professionals shall be required to comply with any policies or procedures mandated by Cabot's legal office, if Cabot so elects;

                       (vii) instituting any legal action involving a claim in excess of $250,000; settling any legal action which involves an uninsured expense in excess of $250,000 or confessing a judgment against Cabot;

                       (viii) entering into a joint venture or other co-ownership relationship with respect to the ownership of a Project; or

                       (ix) taking any other action or making any other decision which is to be Approved by Cabot pursuant to an express provision of this Agreement.

         Section 4.2   Property Management. Cabot may hire an independent
                       -------------------
contractor to manage a Project pursuant to a Management Agreement between Cabot and such third party (the "Advisory Agent"). The Advisory Agent's obligations to render management services with respect to a Project shall be governed by and be derived solely from the Advisory Agent's obligations, as set forth in the form of Management Agreement attached hereto as Exhibit D, or other form
                                                    ---------
approved by Cabot ("Cabot Approved Form"), and the relationship of the Advisory Agent to Cabot (to the extent of the Advisory Agent's activities as advisor of the Property) shall be that of independent contractor. Cabot acknowledges that the Advisory Agent for all of Cabot's Projects shall be an Affiliate of RREEF, unless the Advisor elects to use another Advisory Agent. Any material changes to the term of the Cabot Approved Form (regardless of whether such Management Agreement is with an Affiliate of RREEF or a third party advisor) shall require the prior Consent of Cabot. Cabot may terminate the Advisory Agent (or the property manager for a specific Project) of a Project upon the occurrence of an event constituting a For Cause Removal Event under Subsections 4.5(a)(i), (iv),
(v), (vi) or (vii), with respect to such Project or if Cabot determines that another event has occurred with respect to such Project or Advisory Agent that has or could have a material adverse effect upon the performance, reputation or value of such Project or the reputation of such Advisory Agent and the Advisor has not undertaken corrective measures to the reasonable satisfaction of Cabot within 90 days after Notification by Cabot of such event, or if such Project has materially under-performed (based on net operating income per rentable square foot) relative to comparable industrial projects in the Project's market during the preceding 12-month period; provided that the termination of the Advisory Agent (when a RREEF Affiliate) from 25% or more of Cabot's Projects shall be deemed an effective termination of RREEF as Advisor under Section 4.5(a).

         Section 4.3   Investment Opportunities. The Advisor shall have a
                       ------------------------
fiduciary obligation with respect to Cabot concerning any and all opportunities to acquire ownership of Projects in the United States that satisfy the Program Guidelines (a "Qualifying Opportunity"). The Advisor (or a subsidiary thereof) may undertake the Qualifying Opportunity for either its own account or on behalf of another client of Advisor or a subsidiary only if it first complies with the requirements of this Section 4.3. When a Qualifying Opportunity is consistent with the investment objectives of other clients of the Advisor (or a subsidiary thereof), the Advisor shall offer it to Cabot and to such other clients pursuant to the standardized allocation policy

Approved by Cabot that, among other things, requires that such opportunities be offered to competing accounts on a rotating basis. Notwithstanding the foregoing, Cabot may, directly or indirectly, invest in other debt or equity programs that involve a secured or ownership interest in other industrial projects that are not Qualifying Opportunities that may compete with Cabot's Projects. If Cabot is presented with a Qualifying Opportunity by a third-party other than RREEF, then Cabot shall present such Qualifying Opportunity for underwriting by RREEF for possible acquisition by Cabot. RREEF shall also have the first opportunity to provide all services contemplated in such transaction except property management services if the provision of such services by the third party is essential to the offer made by the third party.

         Section 4.4   Budgets. Each year in conjunction with the preparation of
                       -------
the Annual Investment Plan, the Advisor shall prepare and submit a Budget to Cabot for informational purposes only, except that a proposed Budget shall be Approved by Cabot if the proposed Budget reflects an adverse material variance of 10% or more from the amount of net operating income anticipated to be received by Cabot (using only the same Projects owned in the prior year) compared to the higher of (i) the actual net operating income received from those same Projects in the prior year, or (ii) the budgeted net operating income for those same Projects, as reflected in the prior Budget. The Advisor shall also provide Cabot with a comparison of the mid-year results of Cabot's operations versus the Budget for such six-month period. The Advisor shall implement the Budget and shall be authorized, without the need for further approval by Cabot, to make the expenditures and incur the obligations provided for in the Budget, except that the following matters shall be Approved by Cabot:

               (a) Capital Expenditures for each Core Project in excess of the lesser of $1,000,000 or 10% of such Fair Market Value;

               (b) With respect to Capital Expenditures greater than the lesser of $1,000,000 or 10% of such Fair Market Value for all types of Projects on a per-Project basis, a negative variance of 10% or more from the amount in the Budget for such Capital Expenditures (the contingency in the original Budget shall not exceed 5% of the total costs of the Capital Expenditure); or

               (c) An adverse material variance of 10% or more from the amount of the net operating income to Cabot budgeted for all Projects in the current year's Budget. The Advisor shall notify Cabot and provide detailed reasons for such variance and the Advisor's recommendations for corrective action to be Approved by Cabot.

         Section 4.5   Removal of Advisor.
                       ------------------

               (a) In addition to all other rights in law or in equity, Cabot may elect to remove the Advisor upon the occurrence of any one of the following events (a "For Cause Removal Event"):

                       (i)     The Bankruptcy of the Advisor;

                       (ii) Any attempt of the Advisor to assign its rights or obligations under this Agreement in violation of this Agreement;

                       (iii) The material breach or violation of any material representation or warranty by the Advisor contained in this Agreement that is not cured within 30 days after Notification from Cabot;

                       (iv) The misappropriation of Cabot's funds by the Advisor or one of its Affiliates and their respective employees, unless such funds are immediately restored upon the discovery thereof;

                       (v) Any fraudulent act by the Advisor or one of its Affiliates and their respective employees affecting Cabot or its assets that is not promptly dealt with in a manner satisfactory to Cabot;

                       (vi) The gross negligence or willful misconduct of the Advisor with respect to its duties or obligations to Cabot; and

                       (vii) Any other material default by the Advisor in the performance of any of its material agreements or obligations under this Agreement, unless such default is cured within thirty (30) days after written notice of such default is given to the Advisor, or, if not curable within thirty (30) days, commenced within such thirty (30) days and diligently prosecuted to completion.

               (b) Cabot may also elect to remove the Advisor without cause upon at least 60 days advance written notice (a "Without Cause Removal Event"). The notice shall specify the date the Advisor's services will be terminated.

               (c) If Cabot elects to remove the Advisor as the result of a For Cause Removal Event, the Advisor's management authority shall be immediately suspended at the discretion of Cabot. If Cabot elects to remove the Advisor as the result of a Without Cause Removal Event, the Advisor's management authority shall cease on the effective date of the termination.

         Section 4.6   Compensation and Reimbursement of Advisor and its
                       -------------------------------------------------
Affiliates.
----------

               (a) An Affiliate of the Advisor, the Advisory Agent(s) and Advisor shall receive the fees and compensation set forth in the Cabot Approved Form and Exhibit B.
         ---------

               (b)     The Advisor shall be entitled to reimbursement for

reasonable out-of-pocket third party due diligence costs incurred with respect to projects not acquired by Cabot to the extent such projects are not acquired by RREEF, an Affiliate thereof, or another client of either of them. A budget of the third party due diligence costs expected to be incurred shall be submitted to Cabot within a reasonable period of time after RREEF's portfolio manager approves the budget.

         Section 4.7   Representations, Warranties and Covenants of Cabot.
                       --------------------------------------------------

               (a) Cabot hereby represents and warrants to RREEF that the following are true and correct as of the date hereof:

                       (i) Cabot is duly organized and validly existing under the laws of the State that Cabot is formed;

                       (ii) This Agreement (A) has been duly authorized, executed and delivered by Cabot, (B) upon execution by Cabot, shall be the legal, valid and binding obligation of Cabot and (C) does not violate any provisions of Cabot's organizational documents or any documents or agreements to which Cabot is a party or by which it is bound; and

                       (iii) Cabot has the power and authority to perform the obligations to be performed by it hereunder and no consents, authorizations or approvals are required for the performance of the obligations to be performed by Cabot under this Agreement, except those as have been obtained.

               (b) RREEF hereby represents and warrants to Cabot that the following are true and correct as of the date hereof:

                       (i) RREEF is a limited liability company which has been duly formed and is validly existing under the laws of the State of Delaware; and is duly qualified to transact business in any jurisdiction required in order to carry out its duties hereunder;

                       (ii) This Agreement (A) has been duly authorized, executed and delivered by RREEF, (B) upon execution by RREEF, this Agreement shall be the legal, valid and binding obligation of RREEF, and (C) does not violate any provisions of RREEF's organizational documents or any document or agreement to which RREEF is a party or by which any is bound; and

                       (iii) RREEF has the power and authority to perform the obligations to be performed by it hereunder and no consents, authorizations or approvals are required for the performance of the obligations to be performed by RREEF under this Agreement except those as have been obtained.

                                     ARTICLE V

                         BOOKS AND RECORDS, ACCOUNTING,
                          REPORTS, TAX ELECTIONS, ETC.
                          ----------------------------

         Section 5.1   Books and Records. The Advisor shall keep just and true
                       -----------------
books of account with respect to the operations of Cabot. The books and records of Cabot shall be maintained at the principal office of Cabot and/or such other locations as may be designated by the Advisor, and shall be available for examination and copying at all times by Cabot during ordinary business hours.

         Section 5.2   Accounting Basis and Fiscal Year. Cabot's books and
                       --------------------------------
records shall be closed and balanced at the end of each Fiscal Year. For financial reporting purposes, the books and records of Cabot shall be kept on the accrual method of accounting and applied in a consistent manner as decided by Cabot and shall reflect all transactions of Cabot and be appropriate and adequate for Cabot's purposes. The accrual method of accounting shall be used for both Cabot and tax accounting purposes.

         Section 5.3   Reports.
                       -------

               (a) Within 15 business days after the end of each month, the Advisor shall have prepared and shall deliver to Cabot such monthly reports as Cabot may reasonably request, which may include unaudited operating statements for each of Cabot's Projects.

               (b) Within 45 days after the end of each Fiscal Quarter, the Advisor shall have prepared and shall deliver to Cabot such quarterly reports as Cabot may reasonably request, which may include a balance sheet and operating statements for each Project and for Cabot, together with a written analysis of operations of each of the Projects and a reasonably detailed estimate of Cash Available for Distribution and a summary of all Distributions during such Fiscal Quarter.

               (c) Within 90 days after the end of each Fiscal Year, the Advisor shall send to Cabot such tax information with respect to such year as shall be necessary for inclusion by Cabot in their Federal income tax returns and required state income and other tax returns. The Advisor shall also provide such additional information as may be required for Cabot to comply with state law.

               (d) Within 90 days after the end of each Fiscal Year, the Advisor shall send to Cabot (i) the balance sheet of Cabot as of the end of such year and statement of income (loss), Cabots' equity and statement of cash flow of Cabot for such year, and (ii) a statement of Cash Available for Distribution and actual cash distributions for such year, all of which shall be audited by the Accountant.

               (e)     The Advisor shall within 10 days give notice to Cabot of
(i) any default under any Financing or breach of or default under any other material agreement of which Cabot is a party, (ii) non-payment of property taxes with respect to a Project, or (iii) any matter which could result in a substantial and material loss (i.e., greater than $250,000) to Cabot.

               (f) For each business day that any of the above-mentioned reports to Cabot is late, the Advisor shall pay to Cabot a late fee of $100 per day. Furthermore, the Advisor shall reimburse Cabot for the actual costs incurred by Cabot from its outside consultants in correcting any error in the reports and financial information submitted to Cabot under this Agreement.

         Section 5.4   Periodic Reports to Cabot. The Advisor shall cause to be
                       -------------------------
prepared (at Cabot's expense) and furnish to Cabot such periodic reports as Cabot may require, as such reporting requirements may be adjusted from time to time. The Advisor shall use its best efforts to provide promptly to Cabot (at Cabot's expense) any additional information concerning Cabot, and Cabot's Projects that Cabot may reasonably request.

         Section 5.5   Independent Audit or Review.
                       ---------------------------

               (a) At Cabot's expense, the Advisor shall cause the Accountant to conduct an annual audit of Cabot's financial statements in accordance with generally accepted accounting principles, consistently applied (unless otherwise required by this Agreement). A copy of the audit report and Cabot's financial statements shall be provided to Cabot.

               (b) Cabot shall have the absolute right to undertake a periodic audit review of Cabot or Cabot's Projects, the fees payable hereunder to the Advisor and the Advisor's compliance with the provisions of this Agreement. Such audit review may be undertaken directly by Cabot or by third parties engaged by Cabot, including accountants, consultants and appraisers. The Advisor shall cooperate fully with Cabot or any such third party in connection with such audit review. All adjustments, payments and reimbursements determined by Cabot or its representatives to be necessary by such audit review shall be effected promptly by the Advisor; provided, however, that if the Advisor disputes any of such adjustments, payments or reimbursements, then the matters in dispute shall be submitted to a mutually acceptable firm of nationally recognized independent certified public accountants, who shall determine which party's determination is correct and whose decision shall be binding. If the audit for any given annual period discloses that aggregate adjustments, payments and reimbursements in favor of Cabot exceed either a percentage in excess of two percent (2%) of the total distributions made to Cabot in the year under audit or in an adjustment in excess of two percent (2%) of the fees payable to the Advisor, the cost of such audit shall be paid by the Advisor out of its own funds. Otherwise, the cost of the audit shall be paid by Cabot.

         Section 5.6   Bank Accounts. Management of cash shall be the
                       -------------
responsibility of the Advisor, and the Advisor agrees to manage cash in accordance with such cash management procedures and policies established by Cabot. The Advisor shall be responsible for causing one or more bank accounts of Cabot to be maintained in an FDIC-insured bank (or banks), which accounts shall be used for the payment of the expenditures incurred in connection with the business of Cabot. All amounts in the Cabot accounts (including funds in Cabot's cash management system) shall be and remain the property of Cabot, and shall be received, held and disbursed for the purposes specified in this Agreement.

         Section 5.7   Intentionally Deleted.
                       ---------------------

         Section 5.8   Required Exculpatory Provisions. All written contracts,
                       -------------------------------
mortgages, partnership agreements and other instruments or agreements which may impose an obligation on Cabot shall contain a provision satisfactory to Cabot that the obligee under such contract will not seek a personal judgment against Cabot for any default of Cabot in the performance or observance of any of the terms or conditions of such contract, it being the intent of such a provision that no such obligee shall have any right to seek any recourse against Cabot except to the extent of the interests of Cabot, as the case may be, in the assets of Cabot and the income generated therefrom.

         Section 5.9   Compliance With Applicable Policies.
                       -----------------------------------

               (a) During the term of this Agreement, neither the Advisor nor any of its subsidiaries, employees or agents shall unlawfully discriminate against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical handicap, medical condition, marital status, age (over 40) or sex. The Advisor and its subsidiaries, employees and agents shall assure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination. In connection with Cabot's activities, the Advisor and its subsidiaries, employees and agents shall comply with the provisions of the California Fair Employment and Housing Act (Section 12900 et seq. of the

California Government Code) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Division 4, Chapter 1,
Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code Section 12990, set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated herein by this reference and are made a part hereof as if set forth herein in full. In connection with Cabot's activities, the Advisor and its subsidiaries, employees and agents shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement. The Advisor shall include the foregoing nondiscrimination compliance provisions in all written contracts to perform work or provide services under or pursuant to this Agreement. During the term of this Agreement, the Advisor, its subsidiaries, employees and agents shall conduct their respective activities in connection with Cabot's activities in accordance with Title VI of the Civil Rights Act of 1964 and the rules and regulations promulgated thereunder.

               (b) The Advisor hereby certifies, and shall at Cabot's request certify annually, that no more than one, final, unappealable finding of contempt of court by a federal court has been issued against it within any preceding two (2)-year period because of the Advisor's failure to comply with an order of a federal court which orders the Advisor to comply with an order of the National Labor Relations Board. Such certification shall be given under penalty of perjury.

               (c) The Advisor hereby certifies, and shall at Cabot's request certify annually, that the Advisor has, unless exempted, complied with the nondiscrimination program requirements of Section 12990 of the California Government Code and all regulations promulgated thereunder. Such certification shall be given under penalty of perjury.

               (d) Advisor acknowledges its obligation to comply with the applicable provision of California Government Code Section 20152.5, as amended from time to time.

         Section 5.10  Advisor Personnel. The Advisor shall promptly notify
                       -----------------
Cabot of any material change in those employees of the Advisor who, by their membership on Advisor's investment committee or policy committee, exercise investment discretion with respect to Cabot's Projects.

         Section 5.11  Notice of Proceedings. The Advisor shall promptly advise
                       ---------------------
Cabot in writing of any investigation, examination or other proceeding involving the Advisor commenced by any regulatory agency which is not conducted in the ordinary course of the Advisor's business.

         Section 5.12  No Affiliate Benefits. Without the prior Consent of
                       ---------------------
Cabot, neither the Advisor, its Affiliates nor any of their respective shareholders, partners, officers, agents or employees shall directly or indirectly receive any benefit from any Project other than as contemplated by this Agreement. A certification to this effect from the Advisor shall be required with respect to each Project on an annual basis, at the time of the initial funding of a new Investment, and as otherwise requested by Cabot. Notwithstanding the foregoing, neither the Advisor nor its Affiliates shall be precluded from receiving compensation, fees or reimbursements pursuant to separate contracts for property management or other services expressly approved by Cabot.

         Section 5.13  Environmental and Industrial Hygiene Compliance. The
                       -----------------------------------------------
Advisor shall not knowingly commit to, without full disclosure to Cabot, acquisitions of any Project (i) which is in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene or to the environmental condition on, under or about such properties including, but not limited to, soil and ground water condition, or (ii) with respect to which any person has used, generated, manufactured, stored or disposed of any flammable explosive, radioactive materials, hazardous wastes, toxic substances or related materials (collectively "Hazardous Materials") otherwise that in accordance with applicable law. For purposes hereof, Hazardous Materials shall include, but not be limited to, asbestos and all other substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; and those substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as "hazardous substances" in Section 25316 of the California Health & Safety Code; and in the regulations adopted and publications promulgated pursuant to said laws.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         Section 6.1   Applicable Law. This Agreement shall be construed and
                       --------------
enforced in accordance with the laws of the State of California applicable to agreements to be performed solely within the State of California.

         Section 6.2   Attorneys' Fees. Should any litigation be commenced
                       ---------------
between the parties hereto or their representatives or should any party institute any proceeding in a bankruptcy or similar court which has jurisdiction over any other party hereto or any or all of such party's or parties' property or assets concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to such party's or parties' reasonable attorneys' fees and court costs in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

         Section 6.3   Binding Provisions. The covenants and agreements
                       ------------------
contained herein shall be binding upon, and inure to the benefit of, the successors and assigns of the respective parties hereto.

         Section 6.4   Complete Agreement; Amendment. This Agreement constitutes
                       -----------------------------
the entire agreement between the parties and supersedes all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof, and neither party hereto shall be bound by nor charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement or the exhibits hereto. This Agreement may not be amended, altered or modified except by a writing signed by Cabot and Advisor.

         Section 6.5   Counterparts. This Agreement may be executed in several
                       ------------
counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

         Section 6.6   Fees and Commissions. The parties hereto hereby
                       --------------------
represents and warrants that, as of the date of this Agreement there are no known claims for brokerage or other commissions or finder's or other similar fees in connection with the transactions covered by this Agreement insofar as such claims shall be based on actions, arrangements or agreements taken or made by or on such parties' behalf, and each party hereby agrees to indemnify and hold harmless the other members from and against any liabilities, costs, damages and expenses from any party making any such claims through such party. This Section 6.6 shall survive the termination of this Agreement.

         Section 6.7   Execution of Other Documents. Each party hereto agrees to
                       ----------------------------
do all acts and things and to make, execute and deliver such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

         Section 6.8   Severability. Each provision of this Agreement shall be
                       ------------
considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of, or affect, those portions of this Agreement which are valid.

         Section 6.9   Survival of Indemnity Obligations. Except as expressly
                       ---------------------------------
limited in this Agreement, any and all indemnity obligations of any party hereto shall survive any termination of Cabot or Cabot's interest therein.

         Section 6.10  Waiver. No consent or waiver, express or implied, by
                       ------
Cabot to or of any breach or default by Cabot in the performance by Cabot of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by Cabot of the same or any other obligations of Cabot hereunder. The giving of Consent by Cabot in any one instance shall not limit or waive the necessity to obtain Cabot's Consent in any future instance.

         Section 6.11  Terminology. All personal pronouns used in this
                       -----------
Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. Titles of Articles and Sections are for convenience only, and neither limit nor amplify the provisions of this Agreement itself. The use herein of the word "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

         Section 6.12  Appraisal. In the course of the administration of its
                       ---------
assets, and at its own expense, CalPERS has the right, pursuant to the Operating Agreement, to have an independent appraiser selected by CalPERS annually appraise the Projects of Cabot to determine their Fair

Market Value. In the absence of such appraisals conducted by CalPERS, the Advisor shall cause each Project to be appraised annually by an independent appraiser to determine its Fair Market Value at the expense of CalPERS. Any such appraisal shall be made subject to the procedures described in the definition of Fair Market Value in Article I of this Agreement. Valuation of all of the other assets of Cabot shall be performed when and as required under generally accepted industry standards.

         Section 6.13  Equitable Remedies. Cabot shall, in addition to all other
                       ------------------
rights provided herein or as may be provided by law, and subject to the limitations set forth herein, be entitled to all equitable remedies, including those of specific performance and injunction, to enforce Cabot's rights hereunder.

         Section 6.14  Remedies Cumulative. Each right, power, and remedy
                       -------------------
provided for herein or now or hereafter existing at law, in equity, by statute, or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for herein or now or hereafter existing at law, in equity, by statute, or otherwise, and the exercise or beginning of the exercise or the forbearance of exercise by any party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other rights, powers, or remedies.

         Section 6.15  Representation of Authority. Each individual executing
                       ---------------------------
this Agreement on behalf of a limited liability company, corporation, trust or partnership, as the case may be, represents and warrants that such individual is duly authorized to execute and deliver this Agreement on behalf of said entity in accordance with such entity's corporate bylaws, statement of partnership, or certificate of membership, operating agreement, or trust documents, as the case may be, and that this Agreement is binding upon said entity in accordance with its terms. Any party hereto, at its option, may require a copy of such written authorization from the other party hereto to enter into this Agreement. The failure of a party hereto to deliver the same to the requesting party within ten (10) days of the latter party's request therefor shall be deemed a default under this Agreement.

         Section 6.16  Construction. This Agreement has been negotiated at arm's
                       ------------
length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement. In addition, each party has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law (including California Civil Code Section 1654) or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties.

         Section 6.17  Calwest Agreement. The parties hereto acknowledge and
                       -----------------
agree that nothing contained herein shall in any way limit, amend or affect that certain Operating Agreement of Calwest Industrial Properties, LLC, a California limited liability company, dated as of March 31, 1998, as amended (the "Operating Agreement"), or the obligations of Advisor thereunder and that to the extent this agreement fails to address or is ambiguous with respect to an issue, or conflicts with any provision of the Operating Agreement, the terms of the Operating Agreement shall control.

         Section 6.18  Exhibits.  The following exhibits are attached hereto and
                       --------
incorporated herein:

         Exhibit A     Program Guidelines
         ---------

         Exhibit B     Fees to Advisor or Affiliates
         ---------

         Exhibit C     CalPERS' Legal Issues Guidelines
         ---------

         Exhibit D     Form of Management Agreement
         ---------

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                    ADVISOR:

                                    RREEF AMERICA L.L.C.,
                                    a Delaware limited liability company

                                    By:______________________________________

                                    Its:_____________________________________

CABOT:

CABOT INDUSTRIAL TRUST,
a Maryland real estate investment trust

         By:__________________________________
         Name:_______________________________
         Title: ____________________________

CABOT INDUSTRIAL PROPERTIES, L.P.,
a Delaware limited partnership

By:    Cabot Industrial Trust,
       a Maryland real estate investment trust,
       its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CABOT INDUSTRIAL MEMBERS LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CABOT INDUSTRIAL PROPERTIES HOLDING, INC., a Delaware corporation

         By:____________________________
         Name:__________________________
         Title:_________________________

CIT WILLIAMS DRIVE LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CP CHERRY NEWARK, LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

ROWLAND STREET HOLDINGS, LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner

              By:_______________________
              Name:_____________________
              Title:____________________


SAN FERNANDO ROAD HOLDINGS, LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CABOT VENTURES, LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________


CABOT VENTURES II, LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CIT GUILFORD DRIVE LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CABOT DULLES TOWN CROSSING, LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CABOT ADVISORS, INC.,
a Delaware corporation


         By:____________________________
         Name:__________________________
         Title:_________________________


CIT STAYTON DRIVE LIMITED PARTNERSHIP,
a California limited partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

       By:    Cabot Industrial Properties, L.P.,
              a Delaware limited partnership,
              its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

C-M HOWE PROPERTIES LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Managing Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________


ANNAPOLIS JUNCTION LAND LIMITED PARTNERSHIP, a Maryland limited partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CIT GUILFORD DRIVE LLC,
a Delaware limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

BWI WAREHOUSE #4 LIMITED PARTNERSHIP,
a Maryland limited partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner

              By:_______________________
              Name:_____________________
              Title:____________________

BRISTOL PROPERTY LLC,
a Maryland limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________


GR 6 LIMITED PARTNERSHIP,
a Maryland limited partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

GR 7 LIMITED PARTNERSHIP,
a Maryland limited partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________


PORT CAPITAL CENTER LLP,
a Maryland limited liability partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

WEST NURSERY LAND HOLDING LIMITED PARTNERSHIP, a Maryland limited partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner

              By:_______________________
              Name:_____________________
              Title:____________________

LINTHICUM PROPERTY LLC,
a Maryland limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

FONTANA PROPERTY 6 LLC,
a Maryland limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

FONTANA PROPERTY 7 LLC, a
Maryland limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CIT GREENWOOD PLACE LIMITED PARTNERSHIP, a Virginia limited partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

MEADOWS BUSINESS CENTER, LLC,
a Georgia limited liability company

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CIT BOLLMAN PLACE LIMITED PARTNERSHIP,
a Virginia limited partnership

By:    Cabot Industrial Members LLC,
       a Delaware limited liability company,
       its General Partner

By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust,
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________

CCP-CABOT INDUSTRIAL INVESTORS I, LLC,
a Delaware limited liability company


By:    Cabot Industrial Properties, L.P.,
       a Delaware limited partnership,
       its Sole Member

       By:    Cabot Industrial Trust.
              a Maryland real estate investment trust
              its General Partner


              By:_______________________
              Name:_____________________
              Title:____________________



CCP-CABOT INDUSTRIAL INVESTORS II, LLC,
a Delaware limited liability company


By:  Cabot Advisors, Inc.,
     a Delaware corporation,
     Its Managing Member


              By:_______________________
              Name:_____________________
              Title:____________________


CCP-CABOT II/BENSENVILLE, LLC
a Delaware limited liability company


By:   CCP-Cabot Industrial Investors II, LLC,
      a Delaware limited liability company,
      its Managing Member

      By:  Cabot Advisors, Inc.,
           a Delaware corporation,
           its Managing Member


              By:_______________________
              Name:_____________________
              Title:____________________

CCP-CABOT II/GLENVILLE, LLC,
a Delaware limited liability company


By:   CCP-Cabot Industrial Investors II, LLC,
      a Delaware limited liability company,
      its Managing Member

      By:  Cabot Advisors, Inc.,
           a Delaware corporation,
           its Managing Member


              By:_______________________
              Name:_____________________
              Title:____________________


CCP-CABOT II/GLENVILLE, LP

By:  CCP-Cabot II/Glenville, LLC,
     a Delaware limited liability company,
     its General Partner

By:   CCP-Cabot Industrial Investors II, LLC,
      a Delaware limited liability company,
      its Managing Member

      By:  Cabot Advisors, Inc.,
           a Delaware corporation,
           its Managing Member


              By:_______________________
              Name:_____________________
              Title:____________________

INDUSTRIAL PROPERTIES PORTFOLIO, L.L.C., a Delaware limited liability company



By:  Cabot Ventures, LLC,
     a Delaware limited liability company,
     its Manager

By:  Cabot Industrial Properties, L.P.,
     a Delaware limited partnership,
     its sole member

     By:  Cabot Industrial Trust,
          a Maryland real estate investment trust,
          its general partner


              By:_______________________
              Name:_____________________
              Title:____________________


TC RANCHO CUCAMONGA LLC,
a Delaware limited liability company


By:  Cabot Ventures, LLC,
     a Delaware limited liability company,
     its Manager

By:  Cabot Industrial Properties, L.P.,
     a Delaware limited partnership,
     its sole member

     By:  Cabot Industrial Trust,
          a Maryland real estate investment trust,
          its general partner


              By:_______________________
              Name:_____________________
              Title:____________________

                                   EXHIBIT A
                                   ---------

                               PROGRAM GUIDELINES
                               ------------------

         The following program guidelines comprise the "discretionary box" pursuant to which the Manager will acquire and/or dispose of industrial projects for Cabot (the "Company").

         PROPERTY TYPE
         -------------
         The Manager will invest, on behalf of the Company, in industrial properties which are representative of the local market and generally conforming to the NCREIF definitions of industrial property: Warehouse, Office Showroom, Flex Space and R&D.

         PROPERTY CLASSIFICATION
         -----------------------
         Warehouse - 50,000 square feet or greater with up to 15% office space, the balance being 18 foot or greater ceiling height. Loading is typically dock height.

         Office Showroom - Single story (or mezzanine) with 10-16 foot ceilings with frontage treatment on one side and dock height loading or grade level roll-up on the other. Office build-out is typically less than 15%.

         Flex Space "A" - Single story buildings 10-18 foot ceilings with both floor height and dock height loading. Office build-out is typically greater than 15%, but less than 30%.

         Flex Space "B" - Single story buildings 10-18 foot ceilings with both floor height and dock height loading. Office build-out is typically greater than 30%.

         Research & Development (R&D) - One and two story, 10-15 foot ceiling heights with up to 50% office/dry lab (remainder in wet lab, workshop, storage and other support), with dock height and floor height loading.

         Build-to-Suit Property - A property to be developed for and leased to a single tenant with a lease term of at least five years.

         Speculative Development Property - A property suitable for leasing to more than one tenant, with minimal or no pre-leasing.

         Land - Undeveloped, vacant land with appropriate zoning for the development of industrial buildings.

         Excluded Properties - Properties which are functionally, locationally and/or physically obsolete and cannot be brought into compliance; and, properties which are in material non-compliance with environmental laws against which conditions there exists no mitigating indemnification or feasible remediation.

         INVESTMENT PARAMETERS
         ---------------------
         The following table reflects the before fee unleveraged cash flow and IRR return expectations, and target allocation for each type of industrial project. Acquisitions that fail to (1) meet the minimum return requirements or
(2) fall outside the minimum and maximum price and project size parameters require Cabot approval.

WEST              PORTFOLIO PARAMETERS

------------------- ------------ ------------ ------------- ------------ ------------ ------------ -------------------- ---------
                                  Existing      Existing     Existing
                     Existing      Office/     Flex Space   Flex Space    Existing    Build-to-Suit   Speculative
   Description      Ware-house*   Show-room       "A"           "B"          R&D      Development     Development         Land
------------------- ------------ ------------ ------------- ------------ ------------ ------------ -------------------- ---------
1. Allocation       40-70%       0-20%        0-20%         0-15%/(1)/   0-10%/(1)/   0-15%        0-10%/(2)/           0-5%/(2)/
Ranges (% of
total value)
------------------- ------------ ------------ ------------- ------------ ------------ ------------ -------------------- ---------
2. Minimum          1.75% over   2.00% over   2.00% over    2.75% over   2.75% over   2.0% over    3.25% over 5 year    n/a
Average/Stabilized  5 years      5 years      5 year        5 year       5 year       5 year       Treasuries
Cash on Cash        Treasuries   Treasuries   Treasuries    Treasuries   Treasuries   Treasuries
Returns for 5
years
------------------- ------------ ------------ ------------- ------------ ------------ ------------ -------------------- ---------
3. Minimum IRR      3.0% over    3.25% over   3.5% over 5   4.0% over    4.0% over    3.25% over   4.5% over 5 year     n/a
return (5 year)     5 year       5 year       year          5 year       5 year       5 year       Treasuries
(3)                 Treasuries   Treasuries   Treasuries    Treasuries   Treasuries   Treasuries
------------------- ------------ ------------ ------------- ------------ ------------ ------------ -------------------- ---------

/(1)/ However, the combined total allocation of Existing Flex Space "B" and Existing R&D shall not exceed 20%;
/(2)/ However, the combined total allocation of Speculative Development and Land shall not exceed 10%;
/(3)/ Before Fees;
* Existing includes presales

..        The portfolio will be geographically diversified with no more than 30%
         of the portfolio value located in any single Metropolitan Statistical Area.

..        Target markets can be selected from any of the Western Region's
         Consolidated Metropolitan Statistical Areas (CMSA's), Primary Metropolitan Statistical Area (PMSA's), or any Metropolitan Statistical Area. (MSA).

                                   EXHIBIT B
                                   ---------

                         Fees to Advisor or Affiliates
                         -----------------------------

         This Exhibit describes the various fees payable by Cabot to the Advisor and/or an Affiliate of the Advisor for certain services undertaken on behalf of Cabot. All of the following fees shall be an expense of Cabot.

         1.       Acquisition Fee.  A fee shall be earned and payable to the
                  ---------------
Advisor upon the closing of each New Project acquired by Cabot ("Acquisition Fee") in an amount equal to .50% of the purchase price. The purchase price includes any debt incurred or assumed by (or taken subject to) Cabot at the time of purchase.

         2.       Asset Management Fee.  The Advisor shall be entitled to a fee
                  --------------------

each Fiscal Quarter ("Asset Management Fee"), which shall be an amount equal to the product of (A) .25 (twenty-five one hundredths) multiplied by (B) the quotient of (i) the total aggregate Fair Market Value of the Projects, from time to time, during the preceding Fiscal Quarter and (ii) the total aggregate Fair Market Value of all of the Calwest "Projects", (which term is defined in the Operating Agreement), including, without limitation, the Existing Projects (which term is defined in the Operating Agreement), and the Projects, from time to time, all during the preceding Fiscal Quarter (collectively, the "Calwest Fair Market Value") multiplied by (C) the dollar amount which is equal to the sum of (i) 50 basis points on the first One Billion Dollars ($1,000,000,000) of the Calwest Fair Market Value, (ii) 35 basis points on the amount of the Calwest Fair Market Value that is greater than One Billion Dollars ($1,000,000,000) and less than or equal to Two Billion Dollars ($2,000,000,000), (iii) 30 basis points on any amount of the Calwest Fair Market Value that is greater than Two Billion Dollars ($2,000,000,000) and less than or equal to Three Billion Dollars ($3,000,000,000), and (iv) 25 basis points on any amount of the Calwest Fair Market Value that is greater than Three Billion Dollars ($3,000,000,000). The Asset Management Fee shall be payable in arrears within thirty (30) days after the end of the preceding Fiscal Quarter. For purposes of determining the Asset Management Fee, each New Project (except Projects to be developed) shall have a Fair Market Value in an amount equal to the contract purchase price until such time as the Fair Market Value of such Project is determined by an appraisal. For each New Project that is being developed by the Company, the Fair Market Value for the first quarter shall be the contract purchase price of the Project, and for each subsequent quarter, the Fair Market Value shall be contract purchase price of the Project plus all additional development costs incurred in developing such Project as of the last day of such quarter, until the Fair Market Value of such Project is determined by an appraisal (which shall occur initially upon receipt of a certificate of occupancy for such Project).

         3.       Property Management Fees.  With respect to the entire
                  ------------------------
portfolio of the Projects managed by one or more Affiliates of the Advisor, effective as of the Effective Date, said Affiliate(s) shall be entitled to a monthly fee ("Property Management Fee") equal to 2.52% of the aggregate gross monthly Collections (as defined in the Cabot Approved Form) for the entire portfolio of the Projects.

         4.       Construction Supervision Fee.  The Advisor (or an Affiliate
                  ----------------------------
thereof) shall be entitled to a construction supervision fee ("Construction Supervision Fee") for each Capital Expenditure incurred at a Project, the cost of which must be greater than $100,000. The fee shall be equal to 3% of the cost of such Capital Expenditures. The Construction Supervision

Fee shall not exceed the sum of $150,000 for any one Capital Expenditure or cumulative Capital Expenditures undertaken as part of one improvement project.

         5.       Development Fee.  For the Advisor's services with respect to
                  ---------------
the development of a Project, as such services are more particularly described in Attachment 5, the Advisor shall be paid a development fee ("Development Fee") equal to 2% of a of all "hard costs" (defined as total project costs for the Project, as shown in the budget for such Project contained in the Advisor's investment committee book for the Project, but excluding therefrom land costs, all acquisition and development fees, including the Development Fee, all actual or imputed interest in financing the acquisition and development of the Project, and contingency amounts). The Development Fee shall be paid quarterly in equal quarterly installments over the projected development period for the Project, commencing with the quarter a building permit is issued for such Project. The Development Fee shall not be adjusted based on the actual costs of development.

         6.       Disposition Fee.  The Advisor (or an Affiliate thereof) shall
                  ---------------
be entitled to a disposition fee ("Disposition Fee") on the closing of a sale, exchange or other transfer of each Project owned by Cabot to a third-party purchaser in an amount equal to .25% of the sales price obtained by Cabot, in each case regardless of whether or not the Advisor is the procuring cause of such purchase, sale, exchange or transfer. If a Disposition Fee is paid to the Advisor, all marketing costs (excluding third-party brokerage fees) incurred in connection with the promotion of the sale of the Project shall either be paid by the Advisor directly or offset against the Disposition Fee payable hereunder. The Advisor (or its Affiliate) shall comply with all licensing requirements that may apply under local law in order to earn the Disposition Fee.

         7.       Incentive Fee.  An incentive fee (the "Cabot Incentive Fee")
                  -------------
shall be payable to the Advisor based in whole or in part on the cumulative performance of the portfolio of Projects owned by Cabot during the relevant Calculation Period (as defined in the Operating Agreement), on the terms and conditions set forth in this paragraph 7. While the Advisor may be eligible for payment of an Incentive Fee Advance based on Cabot's performance and the returns to Cabot as of the Interim Calculation Date, the final Cabot Incentive Fee ultimately earned by the Advisor cannot be determined with certainty until the Final Calculation Date for the Incentive Fee as described in the Operating Agreement (the "Calwest Incentive Fee") when the cumulative performance of the Properties and the Calwest Projects (including the Properties) is measured over the relevant Calculation Period (as those terms are defined in the Operating Agreement).

         The Cabot Incentive Fee shall be equal to the greater of (A) zero or
(B) the difference between (i) the Calwest Incentive Fee which is calculated by including all Cash Inflows and Cash Outflows of Calwest including those related to Cabot and (ii) the Calwest Incentive Fee which is calculated by excluding from the calculation of all Cash Inflows and Cash Outflows of Calwest those which are related to Cabot.


         Notwithstanding the foregoing, with respect to certain limited liability company agreements, joint venture agreements, partnership agreements, operating agreements or other similar agreements (collectively, the "Joint Venture Agreements") which Cabot has previously entered into with JP Morgan Partners, GE Capital Real Estate and Teachers Insurance and

Annuity Association - College Retirement Fund (collectively, the "Joint Ventures"), Advisor has assumed the day-to-day responsibilities of advising and managing the Joint Ventures and shall collect the fees payable by the Joint Ventures to Cabot pursuant to their respective Joint Venture Agreements. The fees payable to the Advisor with respect to the Joint Ventures will be subject to the following provsions.

         Acquisition Fees. No Acquisition Fee shall be payable to the Advisor
         ----------------
with respect to any acquisition by Cabot of any interest in a Joint Venture. Acquisition fees with respect to the acquisition of properties by a Joint Venture shall be payable pursuant to the terms of the respective Joint Venture Agreement.

         Asset Management Fees. Asset Management Fees with respect to those
         ---------------------
portions of the Joint Ventures which are owned by Cabot will be calculated and payable in accordance with Paragraph 2 of this Exhibit B, with the Fair Market Value of such interest being equal to Cabot's ownership interest in the respective Joint Venture multiplied by the gross Fair Market Value of the Joint Venture. Asset management fees with respect to those portions of the Joint Ventures which are not owned by Cabot shall be payable pursuant to the terms of the respective Joint Venture Agreement.


         Property Management Fees. Property Management Fees shall be payable
         ------------------------
pursuant to the terms of the respective Joint Venture Agreement.

         Construction Supervision Fees. Construction Supervision Fees shall be
         -----------------------------
payable pursuant to the terms of the respective Joint Venture Agreement.

         Development Fee. Development fees shall be payabvle pursuant to the
         ---------------
terms of the respective Joint Venture Agreement.


         Disposition Fees. No Disposition Fee shall be payable to the Advisor
         ----------------
with respect to any disposition by Cabot of its interest in a Joint Venture to the other joint venturer in such Joint Venture. However, if Cabot dsposes of its interest in a Joint Venture to a purchaser other than the other joint venturer in such Joint Venture, Cabot shall pay the Advisor the Disposition Fee described in Paragraph 6 of this Exhibit B with respect to that portion of the Joint Venture owned by Cabot. Disposition fees payable with respect to the portion of the Joint Venture not owned by Cabot shall be payable pursuant to the terms of the respective Joint Venture Agreement.

         Incentive Fees. Incentive Fees shall be payable in accordance with
         --------------
Paragraph 7 of this Exhibit B.

                                   EXHIBIT C
                                   ---------

                        CALPERS' Legal Issues Guidelines
                        --------------------------------

A.       Required Provisions in Acquisition Agreements

1.   Refundable deposit through due diligence period
2.   Conditions precedent to Buyer's obligation to close
a.   Buyer's complete satisfaction with property as of due diligence date
b. No material adverse change in condition of property or its compliance with applicable laws, the violation of which could materially and adversely affect the property, as of closing date
c. Ability to obtain ALTA title insurance policy, showing only exceptions approved by Buyer
3. Representations of Seller (may be limited to Seller's actual knowledge or to Seller not having received written notice of the substance of the representation)
a. There are not present on the property any hazardous substances, and the property has not been used during period of Seller's ownership for the generation, transportation, storage or discharge of any hazardous substances, except for the use and storage in the ordinary cause of business and in compliance with all applicable laws
b. There are no existing or threatened claims or litigation which relate to or may affect the property or the Seller's ability to perform its obligations under the agreement
c. No notice has been received of any condemnation proceedings affecting any part of the property
d. There are no material contracts, written or oral, affecting the property or which may be binding on the owner thereof except as disclosed on a schedule
e.   Seller is not a "foreign person" under Section 1445 of the IRC
f.   Seller's representations are true as of the closing date
4.   Access of Buyer to Property
a. Seller shall permit Buyer and its agents access to the property and to inspect and test the property and to interview tenants or property manager and to review all documents under control of Seller; Seller to cooperate reasonably with Buyer's due diligence efforts
b.   Buyer will indemnify Seller from damages from such access
5.   Indemnification of Buyer by Seller
a. For all claims, expenses, liabilities, etc. resulting from (i) breach of agreement by Seller, (ii) any obligation of Seller not agreed to be assumed by Buyer, (iii) personal injury or property damage relating to the property which occurred prior to closing date and (iv) breach of any representations
b.   Seller's obligations to survive closing by at least 6 months
c.   Buyer may give reciprocal indemnities as to items in 5.a. above
6.   Required Closing deliveries by Seller
a.   Warranty or special warranty deed
b.   Bill of sale for personal property
c.   Assignment of leases
d.   Assignment of intangible property and contracts
e.   Affidavit of non-foreign status
f.   Estoppel from lender, if any

7. Liquidated Damages - Buyer's liability for breach of agreement prior to closing is limited to deposit
8.   Damage and Destruction; Condemnation
a. Buyer may terminate agreement in the event Property is materially damaged and such damage is not covered by insurance
b. Buyer may terminate agreement in the event of condemnation of any material portion of property
9.   Mutual indemnity against broker's commissions
10.  Buyer to have right to specific performance
11. Assignment of contract by Seller without Buyer consent prohibited; Buyer to have free right to assign to affiliate, without release of Buyer
12. Seller may look only to assets of Buyer for satisfaction of any claims and not to assets of members or manager of Buyer

B.       Required Provisions in Sales Agreements

1. Acknowledgment by Buyer that it has had all desired access to the property and related documents and that it is relying solely on its own investigation of the property and its value and its condition and its compliance with laws, subject to express representations.
2. Disclaimer by Seller of any representations or warranties as to any matters affecting the property or its value, except as expressly provided in an identified section of the agreement
3. Buyer's agreement that property is accepted in its "As Is" condition, with all faults on the closing date, subject to express representations
4. Release by Buyer of Seller and its members and manager of any claims or liabilities, known or unknown, arising out of the property, except any claims arising out of a breach of the representations set forth in an identified section of the agreement (specific waiver of California Civil Code Section 1542 with respect to California properties) and any liabilities or potential liabilities which Seller agrees to retain
5.   Representations by Seller not to exceed the following:
a.   Physical condition of property - none
b. Title - none, provided that Seller, may agree to remove any liens or encumbrances on title created by it
c. Environmental condition of property - no written notice from any governmental authority has been received by Seller that there are present on the property any hazardous substances or that any environmental laws have been violated at the property
d. Litigation - other than as disclosed in a schedule, there are no pending or threatened actions, lawsuits or other legal proceedings which would materially and adversely affect the property or Seller's ability to perform its obligations under the agreement
e. Compliance with laws - Seller has received no written notice from a governmental or quasi-governmental authority that the property or its present use and operation violate any applicable code, regulation, law or ordinance
f. Obligations - Seller has received no written notice that it is in default in respect of any material obligations relating to the property
g. Condemnation - there are no pending or threatened condemnation proceedings affecting any material part of the property
h. Compliance with governmental orders - Seller has complied in all material respects with written governmental orders sent to Seller regarding ownership or operation of the property

     NOTE: All representations will be made only to the actual knowledge of Seller, with actual knowledge defined as the actual knowledge of specified individuals, which may include property management personnel. The foregoing representations are stated in the most expansive form that will be given by Seller. Seller will initially offer only representations that "no currently effective notice has been received" with respect to the substance of the representation
6. Representations by Buyer - Buyer has full power and lawful authority to enter into and perform the agreement
7.   Representations of Seller shall not survive closing by more than 12 months
8. Buyer may limit its liability for breach of contract to recourse against deposit
9. Seller shall be indemnified for any damages arising from Buyer's due diligence activities
10.  Mutual indemnity against broker's commissions
11.  Limitations on damages of Buyer
a. No liability of Seller for breaches of representations if discovered by Buyer prior to closing; Buyer only has option to terminate agreement (may be agreement to pay reasonable due diligence and other costs of Buyer)
b. Any liability of Seller shall be limited at most to purchase price of property
c. Buyer may look only to assets of Seller for satisfaction of any claims and not to assets of members or manager of Seller
Buyer to have right to assign to affiliate without Seller's consent, but without release of Buyer

                                   EXHIBIT D
                                   ---------

                          Form of Management Agreement
                          ----------------------------

                              MANAGEMENT AGREEMENT

         AGREEMENT, dated as of ________, 200_ between ____________, a
______________("Owner") and RREEF Management Company, a Delaware corporation ("Manager").

                           W I T N E S S E T H:
                           --------------------

         WHEREAS, Owner is the owner of a number of tracts of real property and the buildings situated thereon, whose addresses and common names are listed on Exhibit A, which is titled "Property Information", attached hereto and made a
---------
part hereof, and which are designated on Exhibit A as being owned by Owner and
                                         ---------
managed by Manager (each, an "Individual Parcel" and, collectively, the "Property"); and

         WHEREAS, Owner wishes to engage Manager to perform the services set forth herein and Manager is willing to accept such engagement, all upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, Owner and Manager hereby agree as follows:

                                   ARTICLE I

                          Term of Manager and Property
                          ----------------------------
1.1  Appointment and Term. Owner hereby engages Manager as the manager of the
     --------------------
     Property upon the terms and conditions herein stated, for a term, as to each Individual Parcel, beginning on the date set forth on Exhibit A as to
                                                                ---------
     that Individual Parcel and ending on the day which is one calendar year thereafter ("Initial Term"). Thereafter, the Initial Term of this Agreement shall expire, provided however that Owner shall have the right to extend the term hereof for successive one (1) year periods, upon the terms and conditions herein stated, by providing thirty (30) days' prior written notice to Manager (the "Right to Extend"), unless this Agreement is terminated by either party pursuant to Section 12.2 hereof, or until such time as no Individual Parcel is listed on Exhibit A.
                                               ---------

1.2  Property. Owner and Manager understand and agree that it is Owner's intent
     --------
     to add and/or delete Individual Parcels (or individual buildings within Individual Parcels) from Exhibit A from time to time, thereby adding or
                              ---------
     deleting them from the "Property", as defined herein. The parties shall periodically revise Exhibit A to reflect these changes and shall date and
                         ---------
     initial the revised Exhibit to indicate Manager's agreement to accept any new Individual Parcels on the terms set forth on the revised Exhibit A. The
                                                                  ---------
     foregoing is not intended, however, to be construed to require Manager's consent for any deletions from Exhibit A, which deletions Owner may make in
                                    ---------
     its sole discretion, subject to the notice and time periods set forth in Sections 1.1 or 12.2, as the case may be. Unless otherwise set forth herein, any obligation or right of either party as to the Property shall apply separately to each Individual Parcel (i.e., the requirement to prepare a Budget shall require a separate Budget for each Individual Parcel, not one Budget for the entire Property).

                                   ARTICLE II

                               Services of Manager
                               -------------------

2.1  Generally. Manager shall direct, supervise, manage, operate, maintain and
     ---------
     repair the Property and develop, institute and follow programs and policies to facilitate the operation of the Property, in compliance with Owner's directives. Manager shall perform its duties and services in a commercially reasonable manner consistent with the standards of other buildings similar to the Property ("Professional Standard"). Manager covenants that it will operate the Property pursuant to the terms of this Agreement and the direction of Owner.

2.2      Budget.
         ------

(a) Manager shall submit for Owner's approval no later than ninety (90) days prior to the beginning of each successive Fiscal Year the Budget for the ensuing Fiscal Year. Owner shall approve the Budget within forty-five (45) days after receipt, and in the event Owner fails to approve the Budget within such period, the Budget shall be deemed to be approved. In the event Owner disapproves the Budget, Owner and Manager shall jointly prepare the Budget as soon as may be reasonably practicable. Until a new Budget is approved, Manager shall operate on the Budget approved for the prior Fiscal Year; provided, however, that Manager may incur expenses or commit to incur expenses which exceed the annual amount allocated to that expense item on the Budget approved for the prior Fiscal Year by five percent (5%) and provided further, that Manager may incur expenses relating to taxes, insurance, utilities, personnel under existing contracts and emergencies in excess of amounts allocated to such items on the Budget approved for the prior Fiscal Year. The Budget shall constitute a major control under which Manager shall operate the Property. Consequently, no expense may be incurred or commitments made by Manager which exceed the amount allocated to that expense item for the period in question in the approved Budget by more than fifteen percent (15%) nor may the entire Budget be exceeded by more than five percent (5%) without the prior written consent of Owner; provided, however, that the foregoing limitation with respect to incurring any expenses in excess of the Budget shall not apply to expenses relating to taxes, insurance, utilities or emergencies. "Emergencies" shall be construed as being events which pose immediate danger to persons or property.

(b) Except as otherwise specifically set forth herein, all expenses of managing the Property shall be paid by Owner and all of Manager's obligations set forth in this Agreement shall be subject to the foregoing paragraph regarding the Budget. If substantial discrepancies have occurred or are anticipated by Manager during the remainder of any Fiscal Year, Manager shall notify Owner quarterly of the expected change and prepare and submit to Owner an analysis of the anticipated impact of the change on net operating income for the Property during the remainder of the Fiscal Year.

2.3  Bank Accounts and Collection of Income.
     --------------------------------------

         On or before the execution hereof, Owner shall establish and designate a bank account or accounts for the Property (the "Trust Account"). Manager may endorse any and all checks drawn to the order of Owner for deposit in the Trust Account. Manager shall have the power to draw on the Trust Account for the purpose of paying operating expenses, the Management Fee to Manager, and net amounts of gross income to Owner in accordance with the terms of this Agreement.

         Owner hereby authorizes Manager to request, demand, collect, receive and receipt for all rent, charges and other monies payable with respect to the Property. Promptly upon receipt thereof, Manager shall deposit all income collected from the Property into the Trust Account; it being understood that all funds so deposited in the Trust Account shall be held in trust for Owner. To the extent required by the leases, Manager shall prepare and deliver monthly invoices to tenants of the Property for amounts due under their leases.

         Manager shall not terminate any lease, lock out a tenant, institute suit for rent or for use and occupancy, or legal proceedings for recovery of possession, without prior approval by Owner. In connection with such suits or proceedings Owner shall be represented by such counsel as Owner may designate. All legal expenses incurred in connection with routine rent collection matters shall be paid by Manager from the Trust Account without any requirement for specific approval by Owner; provided, however, that all legal expenses incurred
                            --------  -------
or expected to be incurred in actually bringing a suit or proceeding shall be submitted to Owner for its approval, and upon Owner's approval, may be paid by Manager from the Trust Account. Manager shall not write off as uncollectible any income item without the approval of Owner.

2.4  Employees. Manager shall select, employ, pay, supervise and discharge all
     ---------
     employees, independent contractors, and personnel necessary for the operation, maintenance, and protection of the Property. All personnel used by Manager in the operation of the Property shall be employees of Manager, employees of an affiliate of Manager or independent contractors. Manager shall, at its sole cost, bond by a crime coverage bond Manager and all employees and officers of Manager who may handle, have access to, or be responsible for, Owner's monies. Each such bond shall be in a form and substance acceptable to Owner, in a minimum amount of $500,000 and from a surety company acceptable to Owner. Any changes in any such bond must be approved by Owner whose approval shall not be unreasonably withheld. Owner shall be furnished with a certificate of each bond.

2.5  Repairs and Maintenance. Subject to the conditions set forth in the
     -----------------------
     following sentence, Manager shall effect, institute and supervise all ordinary decorations, construction, maintenance, repairs and alterations including, without limitation, the administration of a preventative maintenance program for all mechanical, electrical and plumbing systems and equipment for the Property, and shall arrange for all required services, including, without limitation, window cleaning, heating, air conditioning, ventilation, building and parking facility maintenance, landscaping, snow removal, office cleaning, rubbish removal, food vending, telephone services, elevator maintenance and vermin extermination, and make all repairs under the leases which are the obligation of Owner to the tenants of the Property, in all cases in accordance with the Professional Standard. Except for any repairs which may be occasioned by an Emergency, or are permitted pursuant to the Annual Budget, all repairs, maintenance, replacements, substitutions, improvements and additions to the Property shall be undertaken or made by Manager only after securing Owner's prior written approval. Manager will notify Owner of any repairs occasioned by an Emergency within forty-eight (48) hours of commencement and will make reasonable efforts to secure Owner's written approval of such repair prior to making or contracting for the same.

         Manager shall submit any item of work or purchase (except in an Emergency) to competitive bidding (i) upon the request of Owner, or (ii) if such item of work or purchase is reasonably anticipated to cost in excess of one-half percent (0.5%) of the Property operating costs, whether or not it is included in the Annual Budget. Where competitive bidding is required pursuant to this Agreement, the following provisions shall be applicable:

(a) A minimum of two (2) written bids shall be obtained if the contract is less than Twenty-Five Thousand Dollars ($25,000). Contracts over Twenty-Five Thousand Dollars ($25,000) will require a minimum of three (3) bids.

(b) Each bid shall be solicited by Manager in a form so that uniformity will exist in bid quotes.

(c) Manager may accept the qualified low bid without prior approval from Owner if the expenditure is for an approved budget item and will not result in exceeding the anticipated expenditure in the

     Annual Budget for that work or purchase, provided that Owner's prior approval of the acceptance of a bid may be required by Owner.

(d) If Manager advises acceptance of other than the lowest bid, Manager shall adequately support, in writing, its recommendations to Owner.

(e) Manager shall maintain adequate records of its compliance with the foregoing competitive bidding procedure.

(f) The foregoing bidding requirements shall not apply to the employment of consultants from a previously approved list which expenditures are in accordance with the Annual Budget.

2.6  Contracts. Manager shall negotiate and execute, as agent for Owner,
     ---------
     contracts pertaining to the operation, maintenance and service of the Property, including utility agreements and equipment leases; provided,
                                                                  --------
     however, that (i) any such contract having a term in excess of one year
     -------
     must be terminable by Owner on no more than 30 days' notice without cause;
     (ii) the nature and cost of the services to be contracted for are included in the then current Budget; (iii) any such contract with an affiliate of Manager shall be subject to Owner's prior written approval; and (iv) the services are competitively priced.

2.7  Supplies and Inventory. Manager shall purchase in an economical manner all
     ----------------------
     supplies, materials, fixtures, appliances, uniforms, tools, equipment and other items of personal property which in the normal course of business are necessary and proper to maintain and operate the Property. Manager shall use commercially reasonable efforts to obtain for Owner the benefit of discounts and volume purchasing economies available to Manager and will credit the same to Owner. All purchases of personal property shall provide that title to such items shall be in the sole name of Owner. Manager shall conduct a physical inventory of all supplies and personal property as of the end of each calendar year and submit a tabulation and listing to Owner within 60 days after the end of each calendar year.

2.8  Payments. Manager shall check and verify all bills received for services,
     --------
     work and supplies ordered in connection with the maintenance and operation of the Property and pay or cause to be paid from the Trust Account all such bills, including utility charges, water charges and insurance premiums. Manager shall not delay paying any bill so as to incur penalties or interest charges.

2.9  Items to be Obtained by Manager. Manager shall obtain all licenses, permits
     -------------------------------
     or other instruments required for the operation of the Property or any portion thereof at Owner's expense. All such licenses and permits relating to the Property shall be obtained in Owner's name.

                                   ARTICLE III

                          Leasing and Lease Obligations
                          -----------------------------

3.1  General. Manager agrees to take all actions reasonably necessary to lease
     -------
     the Property in accordance with commercially reasonable standards for properties of comparable size and quality. These actions shall include, but shall not be limited to, preparing (or causing to be prepared), promotional materials regarding the Property, cooperating with outside brokers who represent prospective tenants and aiding Owner and its representatives in preparations of plans and specifications and negotiating leases and other documents necessary for the leasing of the Property. Manager shall negotiate the lease of the space available in the Property, if vacant or about to become vacant, pursuant to the Leasing Plan included in the Strategic Property Plan ("SPP").

     Manager shall comply with any special requirements relating to leasing and other matters which may arise as a result of any agreements or covenants by which Owner may be bound. Manager shall investigate all references of prospective tenants and exercise reasonable efforts to secure financial information from the prospective tenants.

3.2  Strategic Property Plan. Manager shall prepare a new Leasing Plan every
     -----------------------
     year which contains the information as set forth in the SPP. This Leasing Plan shall be submitted to Owner for Owner's approval along with the Budget as provided in Section 2.2 hereof. Owner shall approve the Leasing Plan within thirty (30) days after receipt, and in the event Owner fails to approve or disapprove the Leasing Plan within such period, the Leasing Plan shall be deemed to be approved. In the event Owner disapproves the Leasing Plan, Owner and Manager shall jointly prepare the Leasing Plan as soon as may be reasonably practicable. Until a new Leasing Plan is approved, Manager shall negotiate leases based upon the Leasing Plan for the prior year.

3.3  Reporting. On or before the fifteenth (15th) day of each month, Manager
     ---------
     shall submit a written leasing report to Owner. This report will contain a narrative progress report on Manager's leasing activities for the preceding period, including, without limitation, the names and firms contacted by Manager or contacting Manager for the purpose of leasing space and will describe Manager's anticipated leasing results for the following period. The report shall further include a detailed listing of all vacant space, the names and addresses of any cooperating brokers involved in any lease negotiation, and any concessions, occupancy exclusives, tenant improvement allowances or leasing commissions to be incurred in connection with leases under negotiation pursuant to and in accordance with the Leasing Plan and the status of all lease negotiations.

3.4  Lease Approval. Manager acknowledges and agrees that Owner shall have the
     --------------
     option to disapprove of any tenant prospects and the terms and conditions of any lease proposal in the event that such terms and conditions do not comply with the Leasing Plan or in the event that there shall be a reasonable business concern on the part of Owner. Accordingly, a lease shall become effective only when (i) approved by Owner (provided, however, that leases complying with the Leasing Plan shall be deemed approved unless Owner objects to such lease within five (5) business days of notification of Manager's recommendation to accept such lease); (ii) signed by an authorized representative of Manager and an authorized individual or officer of the tenant and (iii) delivered to such tenant. Manager is authorized to accept rental deposits or security deposits from prospective tenants on behalf of Owner provided Manager makes clear that such deposits
                                --------
     do not bind Owner in any way to approve the prospective tenant or the negotiated lease terms.

3.5  Indemnity. In connection with all lease transactions Manager shall defend,
     ---------
     indemnify and hold Owner harmless from and against any and all loss, expense, damage or liability resulting from (a) valid claims of cooperating brokers or finders for commissions or other compensation in excess of established leasing commissions and (b) valid claims by any tenant for any rebate, credit, concession, allowance or offset not set forth in any new lease or renewal or extension of any existing lease which was either procured, negotiated or solicited by Manager.

                                   ARTICLE IV

                       Allocation and Payment of Expenses
                       ----------------------------------

4.1  Generally Paid by Owner. All obligations, costs or expenses incurred by
     -----------------------
     Manager in accordance with implementing the Budget or as otherwise allowed under this Agreement in the performance of its obligations pursuant to
     Article II shall be borne by Owner.
     ----------

4.2  Manager's Costs.  Except as specifically shown in the Budget, Manager shall
     ---------------
     not be reimbursed for any of its:

(a) employee costs related to employees of Manager (as opposed to employees of contractors employed by Manager);

(b)  overhead costs; or

(c) office equipment, stationery, postage, telephone, bank charges, and all other administration expenses.

4.3  Payments. Any payments to be made by Manager for the account of Owner shall
     --------
     be made out of the Trust Account. In the event there are insufficient funds to pay all amounts to be paid hereunder, the Manager shall promptly notify Owner of such deficit. Owner shall then provide the amount of such funds within forty-eight (48) hours of receipt of such notice. In the event Owner fails to provide such additional funds, Manager may make such payments in the order Manager shall deem appropriate and Owner shall indemnify and defend Manager, together with its past, present and future officers, partners, directors, shareholders, agents and employees, against and hold Manager and such other parties harmless from any and all losses, costs, claims, damages, liabilities and expenses, including without limitation reasonable attorneys' fees, arising directly or indirectly as a result of Owner's failure to provide such additional funds and Manager's application of existing funds.

4.4  Advances and Reimbursements. Manager shall not be required to make any
     ---------------------------
     advance to, or for the account of Owner, or to pay any amount except out of funds held or provided as aforesaid, nor shall Manager be required to incur any extraordinary obligation unless Owner shall furnish Manager with necessary funds for the discharge thereof.

                                   ARTICLE V

                             Compensation of Manager
                             -----------------------

5.1  Base and Minimum Fee. As compensation for Manager's management services
     --------------------
     rendered under this Agreement, Owner shall pay to Manager for each Individual Parcel a compensation (the "Management Fee") equal to the percentage set forth on Exhibit A of the aggregate gross monthly income
                             ---------
     received by Owner from the operation of that Individual Parcel, including all sums payable pursuant to leases of the Individual Parcel or portions thereof and excluding sales or rental taxes, security deposits (unless and until applied as rent), advance rentals (until applied as rent) and payments in the form of indemnification or compensation for loss, damage or liability sustained. The Management Fee shall be payable monthly on the last day of each month (prorated for any partial month).

5.2  Commissions. In consideration of Manager's leasing services rendered under
     -----------
     this Agreement, Owner shall pay to Manager a leasing commission at rates shown on the appropriate leasing schedule for each Individual Parcel, as referenced on Exhibit A. The commission shall be paid fifty percent (50%)
                   ---------
     promptly upon (A) delivery of a fully executed lease by Owner to tenant, and (B) payment of any security deposit and prepaid rent as provided for in the lease, and the balance either within thirty (30) days after tenant accepts the premises and has paid the first monthly installment of rent or, in the event of a lease renewal or expansion, upon the commencement of the renewal or expansion term, as the case may be. Notwithstanding the termination hereof as to any Individual Parcel, Owner agrees to pay a commission in accordance with the provisions of the Agreement for any lease at that Individual Parcel which is fully executed within ninety
     (90) days following the termination hereof, if all of the following conditions are met: (x) within ten (10) days following the termination of this Agreement, Manager shall have submitted to Owner in writing a list of the prospective tenants actually contacted by Manager to lease space, and
     (y) the tenant entering into the lease within such ninety (90) day period has been formally presented to Owner and is included on Manager's prospect list submitted in writing to Owner as provided herein, and (z) such prospective tenant has confirmed a present intent to lease space within twenty (20) days following the termination of this Agreement to Owner in writing.

                                   ARTICLE VI

                              Compliance With Laws
                              --------------------

         To the extent not required to be performed by tenants, Manager shall comply with and abide by determinations and ordinances pertaining to the Property of any Federal, state or municipal authority having jurisdiction thereof of which Manager is aware, including, without limitation, the Occupational Safety and Health Act (collectively, "Law"). If Manager receives any notice of a violation of any Law, Manager shall promptly notify Owner and furnish copies of such notice. Unless the cost of compliance exceeds the Budget, Manager shall remedy the noncompliance and use commercially reasonable efforts to avoid any penalty to which Owner may be subject by reason of the noncompliance. Manager shall provide Owner with evidence that the non-compliance has been remedied.

                                   ARTICLE VII

                        Accounting and Financial Matters
                        --------------------------------

7.1  Books and Records. Manager shall keep or cause to be kept at the Manager's
     -----------------
     place of business suitable books of control and account showing all receipts, expenditures and all other records necessary or convenient for the recording of the results of operations of the Property and one original of each contract, occupancy lease, equipment lease, maintenance agreement and any other agreement relating to the Property. Such accounts, books and records shall be open to inspection by Owner or its representatives at any reasonable time. Upon the effective termination date of this Agreement, all of such books and records shall be delivered to Owner. Manager shall cooperate with Owner's accountants and auditors in the annual audit of books of account of Owner and in the preparation and filing of Federal, State, City and any other income and other tax returns required by any governmental authority.

7.2  Monthly Statements and Periodic Reports.
     ---------------------------------------

(a) Manager shall provide, or cause to be provided, to Owner, on or before the first business day of the following month, regular monthly statements, in the form of Exhibit B attached hereto and made a part hereof, reporting, as
                 ---------
     of the twentieth (20th) day of such month but reflecting accrued activity through the last day of such month:

(i) amounts collected for the previous month less disbursements made on behalf of, or for the account of Owner, supported by disbursement vouchers;

(ii) any deviations from the Budget;

(iii)any major changes concerning the Property;

(iv) payments due Manager pursuant to Article V; and
                                      ---------

(v)  the current rent roll.

(b) Manager shall prepare and submit all other periodic reports as Owner may reasonably deem necessary.

(c) Manager shall remit to Owner on or before the twentieth (20th) day of each month, the balance of all gross income for the month remaining in the Trust Account less amounts shown on the Budget relating to expenses payable between the twentieth (20th) day and the end of such month.

7.3  Fiscal Year.  The Fiscal Year for the Property shall commence on _______and
     -----------
     expire on ________.

                                   ARTICLE VIII

                             Insurance and Indemnity
                             -----------------------

8.1  Indemnification of Manager. Owner shall indemnify and defend Manager,
     --------------------------
     together with its past, present and future officers, partners, directors, shareholders, agents and employees, against and hold Manager and such other parties harmless from any and all losses, costs, claims, damages, liabilities and expenses, including without limitation reasonable attorneys' fees, arising directly or indirectly out of any matter related to the Property or any action taken by Manager within the scope of its duties or authority under this Agreement, excluding only such of the foregoing as result from (i) any default by Manager under the provisions of this Agreement or (ii) any negligence or willful act or omission of Manager, its officers, partners, directors, agents or employees. The provisions of this section 8.1 shall survive the termination of this Agreement.

8.2  Indemnification of Owner. Manager shall indemnify and defend Owner, its
     ------------------------
     investment manager (if any) and their affiliates, together with the past, present and future trustees, partners, directors, officers, shareholders, agents and employees of each of them, against and hold Owner and such other entities and persons harmless from any and all losses, costs, claims, damages, liabilities and expenses, including, without limitation, reasonable attorneys' fee, arising directly or indirectly out of (i) any default by Manager under the provisions of this Agreement or (ii) any negligence or willful misconduct of Manager or any of its officers, partners, directors, agents or employees, in connection with this Agreement or Manager's services or work hereunder, whether within or beyond the scope of its duties or authority hereunder. The provisions of this Section 8.2 shall survive the termination of this Agreement.

8.3  Manager's Insurance Responsibility. Manager shall maintain or cause to be
     ----------------------------------
     maintained, at its sole cost and expense, (i) all legally required insurance coverage relating to its employees, including, but not limited to, Workers Compensation, Employers Liability and Non-Occupational Disability Insurance, (ii) "All Risks" protection on Manager's personal property including but not limited to fixtures, furnishings, equipment, furniture, inventory and stock; (iii) commercial general liability with a per occurrence limit of not less than $1,000,000 and $2,000,000 general aggregate; (iv) business auto liability with a per accident limit of not less than $1,000,000 covering all owned, non-owned and hired vehicles used in connection with the Property; and (v) professional liability insurance with a per occurrence limit of not less than $1,000,000. "All Risks" is to include but not be limited to sprinkler leakage, vandalism and malicious mischief perils. Manager shall also maintain Errors and Omissions Insurance in the amount of $1,000,000 covering all officers, agents and employees of Manager or shall demonstrate financial strength acceptable to Owner to self-insure such risks. The Errors and Omissions Insurance shall protect the assets of Owner against losses from the negligent acts, errors and omissions of such persons.

8.4  Owner's Insurance Responsibility. Owner shall maintain commercial general
     --------------------------------
     liability insurance coverage (including blanket contractual automobile non-ownership and personal injury liability) with a combined single limit of not less than $5,000,000 for each Individual Parcel per occurrence for bodily injury and property damage. Owner shall name RREEF America, L.L.C. as an additional insured under said coverage.

8.5  Evidence of Insurance. Manager and Owner will provide each other with
     ---------------------
     certificates of insurance or other satisfactory documentation which evidence that the insurance required under this Agreement is in full force and effect at all times. Policies required to be obtained pursuant to
     Section 8.3 must be endorsed to provide that 30 days' advance written
     -----------
     notice of cancellation or material change will be given to Owner. Policies required to be obtained pursuant to Section 8.4 shall provide that Manager
                                         -----------
     shall be an additional insured. All policies to be obtained pursuant to this Article VIII shall contain waivers of subrogation rights, to the extent readily available for a minimal additional premium; and Owner hereby waives any and all claims and causes of action against Manager to the extent covered by insurance.

8.6  Contract Documents. Manager shall use commercially reasonable efforts to
     ------------------
     cause to be inserted in any new service and supply contract prepared or executed by Manager in connection with the Property provisions to the effect that the other contracting party shall indemnify and save harmless Manager and Owner from and against all claims, losses and liability resulting from any damage to or injury to, or death of, persons or property caused or occasioned by or in connection with or arising out of any action or omissions of said contracting party or its employees or agents, and from and against all costs, fees, and attorneys expenses in connection therewith.

         Prior to permitting any contractor or subcontractor to enter upon the Property, or any part thereof, to commence any work therein, and for the duration of the contract, the Manager shall use commercially reasonable efforts to obtain copies of such contractor's or subcontractor's insurance as follows:
Worker's Compensation, Employers Liability, Automobile Liability and Commercial General Liability Insurance (including blanket contractual coverage) the last named policy to include the interests of the Owner and Manager as additional insured and for not less than a combined single limit of $2,000,000 per occurrence bodily injury and property damage, unless lower limits are prior approved by Owner's insurance representatives.

8.7  Owner to Approve Insurance Companies. All insurance required to be carried
     ------------------------------------
     by Manager shall be written with companies having a rating in the Best's key Rating Guide of A: VII or better and reasonably acceptable to Owner which companies shall be licensed to do business in the state in which the Property is located.

8.8  Manager's Duties in Case of Loss.  Manager shall:

(a) notify Owner of any fire or other damage to the Property. Owner shall arrange for an insurance adjuster to view the Property before repairs are started, but in no event shall Manager settle any losses, complete loss reports, adjust losses or endorse loss drafts without Owner's prior consent; and

(b) promptly notify Owner of any personal injury or property damage occurring to or claimed by any tenant or third party on or with respect to the Property.

8.9  Manager's Duties in Case of Lease or Purchase.
     ---------------------------------------------

         Manager will notify Owner prior to its purchase or lease of tangible property in the name of Owner which would not be covered by existing insurance policies so that property insurance can be obtained.

                                   ARTICLE IX

                                     Notices
                                     -------

         All notices, consents, demands, designations, requests, approvals and other communications permitted or required to be given under this Agreement shall be in writing, sent by United States registered or certified mail, return receipt requested, postage prepaid or overnight courier or by facsimile transmission with a copy by mail and addressed, as the case may be:

         To Owner:                      _______________________
                                        -----------------------
                                        -----------------------
                                        -----------------------
                                        -----------------------
                                        Attention: _______________________

         With a Copy to:                _______________________
                                        -----------------------
                                        -----------------------
                                        Attention:  General Counsel

         To Manager:                    RREEF Management Company
                                        875 N. Michigan Ave., 41st Floor
                                        Chicago, IL 60611
                                        Attention: Michael Robillard

Any notice or communication mailed as above provided shall be deemed to have been given on the third business day after the day on which it shall have been so mailed or on the next business day after delivery to an overnight courier.

                                   ARTICLE X

                                   Assignment
                                   ----------

         This Agreement may not be assigned by Manager nor shall Manager delegate any of its duties hereunder without Owner's prior written consent. Any purported assignment without such consent shall be void and of no effect. In the event Owner sells the Property and seeks to assign this Agreement to the purchaser, Manager shall have the option to terminate this Agreement as of the date of such purchase.

                                   ARTICLE XI

                             Relationship of Parties
                             -----------------------

11.1     Nature of Relationship. In taking any action pursuant to this
         ----------------------
     Agreement, Manager will be acting only as independent contractor, with authority to act in accordance with the terms of this Agreement and nothing explicit or implied in this Agreement shall be construed as creating a partnership or joint venture or an employment relationship between Manager (or any person employed by Manager) and Owner or any other relationship between the parties hereto except that of Owner and independent contractor. Manager acknowledges and agrees that it shall act as an independent contractor hereunder with respect to Owner in connection with Manager's obligations under this Agreement.

11.2     Communications Between Parties. Owner relies on Manager to direct and
         ------------------------------
     control all operations at the Property; provided, however, Owner reserves
                                             -----------------
     the right to communicate directly with the on-site building manager, Manager's accountant or accountants working on Property matters and other employees with respect to financial matters, all tenants and tenants' representatives, all lease prospects, all advertising, management, cleaning and servicing firms doing work for the Property, and all parties contracting with Owner or Manager with respect to the Property.

11.3     Confidentiality.  Manager shall maintain the confidentiality of all
         ---------------
     matters pertaining to this Agreement and all financial operations and transactions relating to the Property.

                                   ARTICLE XII

                            Defaults and Termination
                            ------------------------

12.1     Default by Manager. Manager shall be deemed to be in default hereunder
         ------------------
     in the event: (i) Manager shall fail to keep, observe or perform any covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Manager and such default shall continue for a period of thirty (30) days after notice thereof by Owner to Manager; provided, however, that if such failure is not susceptible of cure within such thirty (30) day period and Manager has commenced and is diligently attempting to cure such failure, then Manager shall have an additional sixty (60) days in which to cure such failure; or (ii) a receiver is appointed to take possession of the assets of Manager or an assignment by Manager for the benefit of creditors, or any action taken or suffered by Manager under any insolvency, bankruptcy, reorganization, moratorium, or other debtor-relief act or statute. Upon the occurrence of an event of default by Manager, Owner shall be entitled to terminate this Agreement, effective thirty (30) days after notice to Manager of Owner's intention to terminate this Agreement, and upon any such termination, Owner shall have the right to pursue any remedy it may have at law or in equity.

12.2     Termination. Owner shall have the option to terminate this Agreement
         -----------
     upon thirty (30) days prior written notice to Manager. Manager shall have the option to terminate this Agreement upon sixty (60) days prior written notice to Owner.

12.3     Orderly Transition. In the event of any termination of this Agreement,
         ------------------
     Manager shall use its best efforts to effect an orderly transition of the management and operation of the Property to Owner or an agent designated by Owner and to cooperate with Owner or such agent.

12.4     Final Settlement of Accounts. Upon the termination of this Agreement,
         ----------------------------
     Manager promptly shall:

(a) account for and deliver to Owner all receipts, charges and income from the Property and other monies of Owner in Manager's possession;

(b) deliver to Owner as received any monies due Owner under this Agreement but received after such termination;

(c) deliver to Owner or to such other person as Owner shall designate, all materials, supplies, equipment, keys, original leases, contracts, documents, books and records pertaining to this Agreement and the Property;

(d) assign without warranty or recourse existing contracts and permits in the name of Manager relating to the Property to Owner or to such party as Owner shall designate; and

(e) within 30 days after the effective date of termination of this Agreement, cause to be furnished to Owner a statement similar in form and content to its monthly statement covering the period from the date of the last such previous statement to the date of the termination of this Agreement.

                                   ARTICLE XIII

                                Legal Proceedings
                                -----------------

13.1     Notice of Commencement of Proceedings. Manager shall forthwith give
         -------------------------------------
     notice to Owner of the commencement of any action, suit or proceeding against Owner, or against Manager with respect to the operations of the Property, or otherwise affecting the Property.

13.2     Cooperation by Manager. Manager shall fully cooperate, and shall cause
         ----------------------
     all its employees to fully cooperate, in connection with the prosecution or defense of all legal proceedings affecting the Property.

                                  ARTICLE XIV

                                  Miscellaneous
                                  -------------

14.1     Governing Law. This Agreement shall be construed and enforceable in
         -------------
     accordance with the laws of the State of California.

14.2     Entire Agreement. This Agreement contains the entire agreement between
         ----------------
     the parties and the same shall not be amended, modified or cancelled except in writing signed by the party to be charged.

14.3     Successors and Assigns. All terms, conditions and agreements herein set
         ----------------------
     forth shall inure to the benefit of, and be binding upon the parties and their respective permitted successors and assigns.

14.4     Waiver. The failure of either party to insist upon strict performance
         ------
     of any term or provision of this Agreement or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect. No waiver by either party of any term or provision hereof shall be deemed to have been made unless expressed in writing and signed by such party.

14.5     Partial Invalidity. If any portion of this Agreement shall be decreed
         ------------------
     invalid by the judgment of a court, this Agreement shall be construed as if such portion had not been inserted herein except when such construction would constitute a substantial deviation from the general intent and purpose of this Agreement.

14.6     ERISA and Unrelated Business Taxable Income. Manager agrees to use
         -------------------------------------------
     commercially reasonable efforts to act in accordance with the fiduciary standards of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") to the extent Manager is subject thereto as a result of services rendered pursuant to this Agreement. Manager shall use its best efforts to avoid taking any action that would subject Owner to the tax on unrelated business taxable income under the Internal Revenue Code, as it exists at the time such action is taken. Manager shall abide by any and all procedures established by Owner to avoid prohibited transactions under ERISA and unrelated business taxable income under the Code.

14.7     Limitation on Owner's Liability. The obligations of Owner are intended
         -------------------------------
     to be binding only on the Property and shall not be personally binding upon, nor shall any resort be had to, the private properties of its trustees, officers, directors, or shareholders, as applicable, or its investment manager, or the general partners, officers, directors, or shareholders thereof, as applicable, or any employees or agents of any of them.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

OWNER:

________________________, a _______________________

By:      _____________________________________________________
         Name:________________________________________________
         Its:_________________________________________________

MANAGER:

RREEF Management Company, a Delaware corporation

By:      _____________________________________________________
         Name:________________________________________________
         Its:_________________________________________________

                                   EXHIBIT A

                              PROPERTY INFORMATION
                              --------------------

                                   EXHIBIT B

                              STANDARDS FOR REPORTS
                              ---------------------

                         Monthly Reporting Requirements
                         ------------------------------
1.       Accrual basis income statement.

2.       Accrual basis balance sheet.

3.       Cash flow statement.

4. Statement of receipts and billings by tenant by billing code with summary by billing code.

5.       Aged receivables report/prepaid rents.

6.       Check register/disbursement register in check number order.

7.       Accounts payable report.

8.       Bank reconciliation report with bank statement attached.

9.       Lease expiration report for next 12 months.

10.      Security deposit report.

11. Profile of each tenant lease with pro rata share information, rent steps, option, etc.

12. Accrual journal entries and escalation and real estate tax and electric recovery schedules.

13.      Variance analysis supporting documentation for balance sheet items.

                       Quarterly Requirements
                       ----------------------

1.       Accrual basis balance sheet.

2.       Variance analysis supporting documentation for balance sheet items.

                        Annual Requirements
                        -------------------

1. Preparation of annual budget with assumptions on rents by tenant and expenses by line item.

2.       General ledger.

                                   SCHEDULE 1
                                   ----------

                                 Cabot Entities
                                 --------------

Cabot Industrial Trust, a Maryland real estate investment trust
Cabot Industrial Properties, L.P., a Delaware limited partnership
Cabot Industrial Members LLC, a Delaware limited liability company
Cabot Industrial Property Holdings, Inc., a Delaware corporation
CIT Williams Drive LLC, a Delaware limited liability company
CP Cherry Newark LLC, a Delaware limited liability company
Rowland Street Holdings LLC, a Delaware limited liability company
San Fernando Road Holdings LLC, a Delaware limited liability company
Cabot Ventures LLC, a Delaware limited liability company
Cabot Ventures II LLC, a Delaware limited liability company
CIT Guilford Drive LLC, a Delaware limited liability company
Cabot Dulles Town Crossing, LLC, a Delaware limited liability company
Cabot Advisors, Inc., a Delaware corporation
CIT Stayton Drive Limited Partnership, a California limited partnership
C-M Howe Associates Limited Partnership, a Delaware limited partnership Annapolis Junction Limited Partnership, a Maryland limited partnership Guilford Property LLC, a Maryland limited liability company
BWI Warehouse #4 Limited Partnership, a Maryland limited partnership
Bristol Property, LLC, a Maryland limited liability company
GR6 Limited Partnership, a Maryland limited partnership
GR7 Limited Partnership, a Maryland limited partnership
Port Capital Center LLP, a Maryland limited liability partnership
West Nursery Land Holding Limited Partnership, a Maryland limited partnership Linthicum Property LLC, a Maryland limited liability company
Fontana Property 6 LLC, a Maryland limited liability company
Fontana Property 7, LLC, a Maryland limited liability company
CIT Greenwood Place Limited Partnership, a Virginia limited partnership Meadows Business Center LLC, a Georgia limited liability company
CIT Bollman Place Limited Partnership, a Virginia limited partnership CCP-Cabot Industrial Investors I, LLC, a Delaware limited liability company
CCP-Cabot Industrial Investors II, LLC,
a Delaware limited liability company
CCP-Cabot II/Glenville, LLC
a Delaware limited liability company
CCP-Cabot II/Glenville, LP
Industrial Properties Portfolio, L.L.C., a Delaware limited liability company
TC Rancho Cucamonga LLC,
a Delaware limited liabilit company

                                      S1-1